UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood Quality Value

Westwood Total Return

Westwood Quality SMidCap

Westwood Quality SmallCap

Westwood Income Opportunity

Westwood High Income

Westwood Alternative Income

Annual Report	October 31, 2021

Investment Adviser: Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

October 31, 2021

Dear Shareholders,

The more things change, the more they stay the same. While many of the trends discussed in the mid-year report continue today, perhaps with a few nuances, more recent developments may threaten the status quo in the coming year. The coronavirus’ impact, the increasing number of vaccinations and herd immunity continue to be the largest collective global theme, with the potential to change the outlooks for many sectors and even economies in the coming year. Prior to the recent Omicron variant, most countries had seen relatively stable or declining trends in the number of COVID-19-related deaths even as the prior Delta wave had pushed case counts higher. Ironically, the U.S. and Germany have been experiencing sharp increases since mid-year despite the greater access to vaccinations. As of Dec. 3, the Centers for Disease Control and Prevention (CDC) reported nearly 198 million Americans have been fully vaccinated, representing almost 60% of the population; more than 70% of the population has received at least one dose.

Tragically, children have been responsible for a larger number of positive cases and spread in late 2021 as they proved more susceptible to the new variants. The recent regulatory approval has made vaccines available now for kids age 5 and older, with the hope that it will prove effective against the Omicron variant. However, investors remain fearful that disruptions to school and other forms of childcare would lead to a material step backward for the economic recovery underway. Coupled with continued innovations of vaccines and now therapeutics, optimism remains strong that these collective efforts will help reduce future COVID-19 cases and prevent material impacts to global economies. In the near term, unfortunately, potential variants, like Omicron, could continue to manifest themselves and, in turn, trigger economically impactful responses, such as the swift move to impose travel bans for travel to several South African countries.

While the risk of vaccine-resistant variants of COVID-19 remain, we continue to believe that the severity and spread of these variants will likely be controlled for most developed nations given the infrastructure and treatment options in place. This should allow for consumer spending, which has been strong, to persist into the first half of 2022.

Global Markets: Risk On

Vaccines proved to be a substantial tailwind, lifting markets significantly as 2021 began. Equity markets rallied to new highs and interest rates rebounded from depressed levels. The S&P 500 has now made new closing highs 66 times in 2021, through the end of November, approaching the record set in 1995 of 77. The yield on the 10-year Treasury bond nearly doubled, from 0.84% to 1.65% between Nov. 30, 2020 and April 30, 2021. With stronger economic data coming in, forecasted GDP growth has also joined the party and is now expected to exceed 5.5% — the highest level in over 30 years. Businesses have reopened and outlooks continue to be for positive growth ahead. The sharp increase in demand for consumer goods has created shortages for components, like semiconductors, which have in turn led to empty shelves as companies try to catch up with the resurgent demand. Automobiles have been impacted, for example, and recent demand for used vehicles has seen prices move higher by more than 10% in a single month. Current expectations are that this level of inflation will be transitory, though potentially persistent for a while longer, but time will tell as the world adapts to a post-vaccine world.

Accommodative policies remain in effect for most developed nations, though some shifts in those policies may be underway given unique struggles faced. The Federal Reserve has signaled in the U.S. that the current level of monetary stimulus may no longer be warranted and plans to begin to taper their purchases of certain assets as a result. Conversely, in Europe, many of the same headwinds as seen in the U.S. are mounting, such as supply chain disruptions and rising energy prices, slowing what had otherwise been a banner first half of economic growth for the year. As a result, the European Central Bank may be in no hurry to reduce their monetary policy accommodations as a result. China is also experiencing its worst economic slowdown since 2015, which many now believe will lead to additional stimulus through easier monetary policy. Coming back to the U.S., high inflation readings and a robust labor market appear to be positives driving a slightly more hawkish view. That said, dark clouds may be on the horizon as moderating economic growth and muddling through similar supply chain disruptions could quickly become headwinds eliciting calls for additional stimulus. With tapering underway by the Fed, markets should continue to see some support from the strength in the economy as the potential for modest rate hikes later in 2022 appear possible. Should the U.S. dollar rally, it would also serve to create volatility as roughly 40% of the earnings for the S&P 500 are derived outside of the U.S.

As the world heals, central banks like the Federal Reserve and governments alike will begin to remove the extraordinary stimulus put in place in response to the COVID-19 pandemic. This removal may cause a rise in volatility in both equities and fixed income. Equities appear well-positioned for continued improvements in earnings estimates, warding off some of the effects, as elevated valuation multiples are supported by the current still low-rate environment. Fixed Income, however, may be more

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

challenging, given the potential for rising interest rates as a headwind while credit spreads are already historically tight, leaving little potential for further spread compression to offset the higher rates. As always, there will be selective opportunities across asset classes for active managers to capture these mispriced securities.

Another surprising change arising from the pandemic has been the rise of the retail trader, as participation and interest has grown dramatically over the last year. The emergence of Robinhood and the push to reduce trading costs has engaged a younger generation, many of whom became first-time investors in the last year. Their engagement has been meaningful and noteworthy, perhaps most of all, in “meme” stocks which first burst on to the scene in January with GameStop and more recently, AMC Entertainment. The resulting moves in those shares were staggering, taking many institutional investors by surprise, as they and the rest of the populace learned about Reddit, WallStreetBets and “Roaring Kitty.” While this recent bout of exuberance has been stunning, the longer-term impact of a more engaged retail trader could be meaningful given their crowd-sourced approach to due diligence on potential investments.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. As it has for over 30 years, our investment process continues to seek out mispriced opportunities where fundamental analysis can uncover value being missed in the current market environment while maintaining a strong culture of risk management with a focus on mitigating potential downside risks.

Thank you for your trust.

Sincerely,

The Investment Team

The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives.

A discussion of each fund’s performance during the annual period ended October 31, 2021, is presented below.

Westwood Quality Value Fund

The performance of the Westwood Quality Value Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood Quality Value Fund – Institutional Shares (WHGLX)	7.89%	38.80%
Westwood Quality Value Fund – A Class Shares (WWLAX)*	7.77%	38.46%
Westwood Quality Value Fund – C Class Shares (WWLCX)	7.20%	37.62%
Russell 1000 Value Index	5.47%	43.76%

* Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Quality Value Fund was formerly known as Westwood LargeCap Value Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Relative performance was aided by positive stock selection within Energy and Financials. Top individual contributors included Charles Schwab, which gained as increased retail trading and engagement with markets produced strong fundamental results alongside synergy tailwinds from their acquisitions. EOG Resources benefited on solid execution and sharply higher crude oil prices as global producers remained disciplined in their plans to add incremental barrels of supply back to the market. ConocoPhillips also rallied in tandem with strong oil prices and management’s continued plan to return capital to shareholders. JPMorgan Chase saw shares move higher with the rise in rates and solid revenue growth in trading and fee-related income. Bank of America moved higher as the shift in the yield curve improved their profit outlook while credit costs remained low.

Unfavorable selection in Consumer Discretionary and Consumer Staples detracted from relative performance. Top individual detractors included NIKE, which saw shares move lower on rising tensions and questions over sourcing methods for cotton from China. Mohawk Industries faced headwinds as supply chain interruptions and labor shortages drove shares lower. Ross Stores declined as rising wage inflation fears pressured shares. Gilead Sciences shares fell as the company lost exclusivity in the U.S. for their two key products in the HIV treatments market. WEC Energy was faced with investor rotation into more cyclical areas that pushed shares lower for the period.

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood Total Return Fund – Institutional Shares (WLVIX)	4.82%	24.46%
Westwood Total Return Fund – A Class Shares (WWTAX)*	4.69%	24.04%
Westwood Total Return Fund – C Class Shares (WTOCX)	4.35%	23.13%
S&P 500 Index	10.91%	42.91%
Bloomberg U.S. Aggregate Bond Index	1.06%	-0.48%
Blended Benchmark**	6.96%	24.02%

* Without sales charge

** 60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

Given strength in the equity markets, the strongest contributors to returns were common stocks and convertible bonds. Bank of America moved higher as the shift in the yield curve improved their profit outlook while credit costs remained low. Apple rallied as consumers increased their spending within their ecosystem as well as on new devices like the iPhone and AirPods. Alphabet shares soared after the company continued to report strong earnings and revenues over the last year, bolstered by impressive ad sales and growth within their cloud services. Livent convertible bonds posted strong returns as their lithium products enable batteries for electric vehicles, which are gaining in potential adoption across a number of manufacturers.

The move higher in interest rates pressured several fixed income securities, particularly U.S. Treasuries. As optimism increased, typical “safe-havens” like gold were pressured and subsequently sent mining stocks like Newmont Corporation lower. Alibaba has faced some challenges as uncertainty over Chinese regulatory issues and some necessary investment spending may crimp near-term profitability. MicroStrategy’s meaningful stake in Bitcoin pressured shares when the cryptocurrency sold-off during the first half of the year.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Quality SMidCap Fund

The performance of the Westwood Quality SMidCap Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood Quality SMidCap Fund – Institutional Shares (WHGMX)	4.46%	42.85%
Westwood Quality SMidCap Fund – Ultra Shares (WWSMX)	4.59%	43.19%
Russell 2500 Value Index	3.28%	58.14%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Quality SMidCap Fund was formerly known as Westwood SMidCap Fund.

Relative performance was aided by positive stock selection within Financials and Health Care. First Hawaiian moved higher on a recovery in tourism bolstering their borrowers on the island along with the improving backdrop from the rise in interest rates. BOK Financial moved up on similar improvement in the backdrop given the rise in rates for their net interest margin, potential higher demand for loans and continued low credit costs. Encore Wire shares benefited as vertical integration allowed them to produce copper and aluminum wire at lower costs than competitors, leading to improved profit margins and minimal supply disruption, with strong fill rates. Albemarle rallied on rising optimism concerning a key end market, electric vehicles, where their high-grade lithium serves as the foundation for batteries to power those cars. Moelis & Company gained on increased global M&A transactions as well as continued strength in restructuring and capital markets activity.

Real Estate and Consumer Discretionary weighed on relative performance due to stock selection. WW International Inc. (Weight Watchers) shares faced pressure as in-person weight loss meetings remained significantly below pre-pandemic levels but were offset by sharp gains in digital-only subscriptions. Aveanna Healthcare shares have been pressured since their IPO in April of this year as COVID-19-related disruptions such as hiring nurses and caregivers has been challenging in this environment. ADTRAN shares declined after the company announced a merger with leading Germany-based telecommunications vendor, ADVA, in an all-stock transaction that left shareholders concerned. Americold Realty faced headwinds as labor disruptions and pandemic protocols hurt food production. Thor Industries shares fell as supply-chain constraints put pressure on meeting demand at their dealerships.

Westwood Quality SmallCap Fund

The performance of the Westwood Quality SmallCap Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood Quality SmallCap Fund – Institutional Shares (WHGSX)	1.66%	53.07%
Westwood Quality SmallCap Fund – A Class Shares (WHGAX)*	1.57%	52.90%
Westwood Quality SmallCap Fund – C Class Shares (WHGCX)	1.21%	51.81%
Westwood Quality SmallCap Fund – Ultra Shares (WWSYX)*	1.71%	53.29%
Russell 2000 Value Index	3.22%	64.30%

*Without Sales Charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Quality SmallCap Fund was formerly known as Westwood SmallCap Fund.

Relative performance was aided by positive stock selection within Financials and Health Care. PDC Energy moved higher on rising crude oil prices and continued focus on returning incremental cash generated to shareholders. Great Western Bancorp gained on improved outlook for the agricultural industry, a key exposure for the bank, along with the improved outlook for

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

rates and loan demand as the economy recovers. Oxford Industries gained on continued strength in consumer spending for their clothing brands ahead of vacations and other travels. Amkor rose as the shortage of semiconductor chips to supply various end markets helped drive higher gross margins than expected for their products. Moelis & Company gained on increased global M&A transactions as well as continued strength in restructuring and capital markets activity.

Consumer Discretionary and Information Technology weighed on relative performance due to less favorable selections. Weight Watchers shares faced pressure as in-person weight loss meetings remained significantly below pre-pandemic levels but were offset by sharp gains in digital-only subscriptions. Aveanna Healthcare shares have been pressured since their IPO in April of this year as COVID-19-related disruptions such as hiring nurses and caregivers has been challenging in this environment. Shares of James River declined after the company reported additional charges resulting from a reassessment of expected claim payouts related to a previously canceled account in runoff since 2019. Chuy’s Holdings shares struggled as COVID-19-related disruptions caused capacity restrictions and staffing shortages at their restaurants that pressured their core on-premise business. ADTRAN shares declined after the company announced a merger with leading Germany-based telecommunications vendor, ADVA, in an all-stock transaction that left shareholders concerned.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	1.28%	17.21%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	1.16%	16.86%
Westwood Income Opportunity Fund – C Class Shares (WWICX)	0.76%	16.03%
Bloomberg U.S. Aggregate Bond Index	1.06%	-0.48%
S&P 500 Index	10.91%	42.91%
Blended Benchmark**	4.98%	15.36%

* Without Sales Charge

** 60% Bloomberg U.S. Aggregate Bond Index /40% S&P 500 Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Apr. 30, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

Given strength in the equity markets, the strongest contributors to returns were common stocks and convertible bonds. Freeport-McMoRan rose along with higher commodity prices, particularly copper prices, on tight supply and demand conditions that may persist for the intermediate-term given the economic recovery underway. Microsoft continued to post strong earnings driven by the strength of its cloud services which sent shares higher. Bank of America moved higher as the shift in the yield curve improved their profit outlook while credit costs remained low. Charles Schwab gained as increased retail trading and engagement with markets produced strong fundamental results alongside synergy tailwinds from their recent acquisition.

The move higher in interest rates pressured several fixed income securities, particularly U.S. Treasuries. As optimism increased, typical “safe-havens” like gold saw prices move lower. This impacted our position in Barrick Gold in a meaningful way. Alibaba has faced some challenges as uncertainty over Chinese regulatory issues and some necessary investment spending may crimp near-term profitability. MicroStrategy’s meaningful stake in Bitcoin pressured shares when the cryptocurrency sold-off during the first half of the year.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood High Income Fund – Institutional Shares (WHGHX)	2.24%	15.69%
Westwood High Income Fund – A Class Shares (WSDAX)*	2.01%	15.34%
Westwood High Income Fund – C Class Shares (WWHCX)	1.77%	15.77%
S&P 500 Index	10.91%	42.91%
Bloomberg U.S. Aggregate Bond Index	1.06%	-0.48%
Blended Benchmark**	3.02%	7.20%

* Without sales charge

** 80% Bloomberg U.S. Aggregate Bond Index/20% S&P 500 Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

Strong returns were seen across risk assets as FDA approval of COVID-19 vaccines lifted investor sentiment and initiated a “growth-to-value” rotation. Small-cap and cyclical equities outperformed and fixed income investments were buoyed by continued spread compression of both high yield and investment grade debt. Amkor Technology benefited from increased customer demand for semiconductors and a favorable pricing environment. Moelis continues to reap the benefits of a very favorable IPO and M&A market, with the special purpose acquisition companies (SPAC) boom in early ’21 supplementing an already robust corporate action pipeline. Truist Financial rallied on the back of an expected increase in long-term interest rates and loan demand, which, in conjunction with continued Merger & Acquisition (M&A) integration and cost benefits, should further accelerate earnings growth in the near term. Cinemark Holdings moved higher as the theater industry is expected to welcome back consumers en masse in mid-2021, following the massive U.S. vaccination effort and mixed performance of direct-to-consumer releases during the pandemic.

The rise in interest rates negatively impacted long-term bonds, growth equity and gold (among others). Barrick Gold declined as rising interest rates tempered inflation and U.S. Dollar fears, ultimately reducing gold’s luster. Concerns around subscriber trends and renewal rates led to a decline in WW International Inc. (Weight Watchers) equity; however, many of these fears were overblown as the company continues to make progress on its “digital-first” strategy and posted a healthy quarter. Micron Technology shares were pressured due to inventory headwinds and supply shortages of non-memory components in mobile/PC markets. Despite spreads compressing to near all-time lows, longer-dated investment grade bonds underperformed as rising interest rates more than offset the narrowing of spreads.

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending October 31, 2021, was as follows:

	6 Months	2021 Fiscal Year

Westwood Alternative Income Fund – Institutional Shares (WMNIX)	1.45%	6.19%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	1.50%	6.26%
Westwood Alternative Income Fund – A Class Shares (WMNAX)*	1.36%	5.97%
Westwood Alternative Income Fund – C Class Shares (WWACX)	1.19%	5.39%
FTSE 1-Month Treasury Bill Index	0.02%	0.04%

* Without sales charge

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive certain fees and reimburse expenses until Feb. 28, 2022. In the absence of current fee waivers, total return and yield would have been reduced.

While volatility has declined from the elevated levels seen a year ago, it remains higher than it was pre-pandemic. Global capital markets have largely recovered, outpacing the gains in the broader economy. With valuations elevated, future returns may be more modest than witnessed most recently. As well, should the recovery efforts fall short of expectations, volatility may again rise as investors continue to try and calibrate their estimates for the future in a post-pandemic world.

Within the fixed income yield book, our holdings provided steady positive returns due to the carry and the pull up to par as these names near maturity. Credit spreads continued to grind tighter near historic lows, as they have for some time.

The convertible arbitrage strategy enjoyed broadly strong performance across our holdings despite facing numerous headwinds from rising rates, decreased volatility and record-setting primary issuance. Convertible valuation improved, gamma trading opportunities persisted and credit spreads ground a bit tighter. The continued activity in the primary market led to ample opportunities, allowing us to source cheap, attractive paper.

Macro tail hedges were a headwind on performance, as markets remained risk-on. The slight drag of these positions is the cost of the potential downside protection that these positions offer, as we continue to focus on reducing interest rate risk and lower sensitivity to the equity markets. We continue to monitor and systematically adjust these positions for maximum Fund flexibility, and as a means of capital preservation during periods of market volatility.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk adjusted performance.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Gamma is the rate of change for delta with respect to the underlying asset’s price. Gamma is an important measure of the convexity of a derivative’s value, in relation to the underlying assets.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000 Value Index is a broadly diversified index predominantly made up of value stocks of small U.S. companies.

Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY VALUE
FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	38.80%	13.85%	13.86%	12.81%	8.69%
A Class Shares with sales charge	34.26%	12.41%	12.91%	12.20%	7.47%
A Class Shares without sales charge	38.46%	13.57%	13.60%	12.54%	7.71%
C Class Shares	37.62%	N/A	N/A	N/A	34.39%
Russell 1000 Value Index	43.76%	13.90%	12.39%	12.85%	8.25%

*

Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. C Class Shares commenced operations on March 31, 2020. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

N/A      Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021**
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	24.46%	19.48%	14.80%	12.83%	7.87%
A Class Shares with sales charge	20.30%	N/A	N/A	N/A	28.96%
A Class Shares without sales charge	24.04%	N/A	N/A	N/A	31.45%
C Class Shares	23.13%	N/A	N/A	N/A	30.84%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%	8.99%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	4.41%
60/40 Blended Benchmark Index***	24.02%	15.37%	12.67%	10.99%	7.44%

*

Institutional Shares commenced operations on October 31, 2001. A Class Shares and C Class Shares commenced operations on March 31, 2020. C Class Shares commenced operations on March 31, 2020. The S&P 500 Index and Bloomberg US Aggregate Bond Index annualized inception to date is since February 5, 2011.

**

Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

***	60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

N/A	- Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND (Unaudited)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMIDCAP FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	42.85%	13.94%	12.06%	10.78%	9.79%
Ultra Shares	43.19%	N/A	N/A	N/A	38.10%
Russell 2500 Value Index	58.14%	13.91%	12.20%	12.40%	8.61%

*

Institutional Shares commenced operations on December 19, 2005. Ultra Shares commenced operations on July 31, 2020. The Russell 2500 Value Index annualized inception to date is since December 19, 2005.

N/A      Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMALLCAP FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	53.07%	12.71%	12.66%	13.70%	8.69%
A Class Shares with sales charge	46.80%	N/A	N/A	N/A	15.25%
A Class Shares without sales charge	52.90%	N/A	N/A	N/A	17.46%
C Class Shares	51.81%	N/A	N/A	N/A	16.63%
Ultra Shares	53.29%	N/A	N/A	N/A	49.62%
Russell 2000 Value Index	64.30%	13.44%	12.61%	12.12%	7.23%

*

Institutional Shares commenced operations on April 2, 2007. A Class Shares and C Class Shares commenced operations on September 3, 2019. Ultra Class Shares commenced operations on March 31, 2020. Russell 2000 Value Index is annualized inception to date since April 2, 2007.

N/A - Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 4.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Ten Year Return	Annualized Inception to Date*
Institutional Shares	17.21%	10.81%	8.62%	7.84%	7.28%
A Class Shares with sales charge	13.33%	9.41%	7.68%	7.25%	6.98%
A Class Shares without sales charge	16.86%	10.52%	8.34%	7.58%	7.22%
C Class Shares	16.03%	N/A	N/A	N/A	9.48%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.00%	4.15%
S&P 500 Index	42.91%	21.48%	18.93%	16.21%	10.74%
60/40 Blended Benchmark Index**	15.36%	12.19%	9.50%	8.34%	7.04%

*

Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. C Class Shares commenced operations on September 3, 2019. The S&P 500 Index and Bloomberg U.S. Aggregate Bond Index annualized inception to date is since December 19, 2005.

**	60% Bloomberg U.S. Aggregate Bond Index and 40% S&P 500 Index.

N/A – Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND (Unaudited)

Growth of a $100,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	15.69%	9.61%	7.16%	5.15%
A Class Shares with sales charge	11.84%	8.25%	6.29%	4.65%
A Class Shares without sales charge	15.34%	9.35%	6.95%	5.04%
C Class Shares	15.77%	N/A	N/A	22.11%
S&P 500 Index	42.91%	21.48%	18.93%	16.46%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	2.96%
80/20 Blended Benchmark Index**	7.20%	8.93%	6.30%	5.69%

*

Institutional Shares commenced operations on December 28, 2011. A Class Shares commenced operations June 28, 2013. C Class Shares commenced operations on March 31, 2020. The Bloomberg U.S. Aggregate Bond Index and S&P 500 Index annualized inception to date is since December 28, 2011.

**	80% Bloomberg U.S. Aggregate Bond Index and 20% S&P 500 Index.

N/A - Not applicable.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%. Performance for C Class Shares would vary due to differences in fee structures.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND (Unaudited)

Growth of a $20,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEAR ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	6.19%	6.40%	4.01%	3.85%
Ultra Shares	6.26%	6.48%	4.10%	3.95%
A Class Shares with sales charge	2.82%	N/A	N/A	6.43%
A Class Shares without sales charge	5.97%	N/A	N/A	8.48%
C Class Shares	5.39%	N/A	N/A	8.02%
FTSE 1-Month Treasury Bill Index	0.04%	1.02%	1.07%	0.85%

*

Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. A Class Shares and C Class Shares commenced operations on March 31, 2020. FTSE 1-Month Treasury Bill Index annualized inception to date is since May 1, 2015.

N/A Not applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Ultra Shares. Performance for Institutional Shares would vary due to differences in fee structures. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 3.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY VALUE
FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%

	Shares	Value

COMMUNICATION SERVICES — 7.6%
Activision Blizzard	62,696	$4,902,200
Alphabet, Cl A *	1,508	4,465,067
T-Mobile US *	30,406	3,497,602
Walt Disney *	16,824	2,844,434

		15,709,303

CONSUMER DISCRETIONARY — 7.5%
Dollar General	18,840	4,173,437
General Motors *	68,176	3,710,820
Home Depot	12,559	4,668,683
Ross Stores	27,450	3,107,340

		15,660,280

CONSUMER STAPLES — 5.4%
PepsiCo	28,022	4,528,355
Walmart	44,240	6,610,341

		11,138,696

ENERGY — 7.7%
Chevron	30,177	3,454,965
ConocoPhillips	66,911	4,984,200
EOG Resources	49,086	4,538,491
Valero Energy	37,896	2,930,498

		15,908,154

FINANCIALS — 20.6%
American International Group	68,366	4,039,747
Bank of America	99,571	4,757,503
Berkshire Hathaway, Cl B *	17,105	4,909,306
Capital One Financial	23,924	3,613,242
Charles Schwab	78,522	6,441,159
Goldman Sachs Group	15,428	6,377,164
Intercontinental Exchange	33,017	4,571,534
PNC Financial Services Group	20,811	4,391,745

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Western Alliance Bancorp	31,637	$3,672,739

		42,774,139

HEALTH CARE — 14.8%
Becton Dickinson	21,271	5,096,319
CVS Health	73,383	6,551,634
Gilead Sciences	55,223	3,582,868
McKesson	20,009	4,159,471
Medtronic PLC	40,738	4,882,857
UnitedHealth Group	14,334	6,600,377

		30,873,526

INDUSTRIALS — 12.3%
Eaton PLC	35,324	5,819,982
Honeywell International	17,735	3,877,226
L3Harris Technologies	17,561	4,048,513
Middleby *	16,907	3,084,513
Union Pacific	18,533	4,473,866
Vertiv Holdings, Cl A	164,396	4,221,690

		25,525,790

INFORMATION TECHNOLOGY — 12.2%
ASML Holding, Cl G	5,462	4,439,950
Cisco Systems	102,507	5,737,317
Microchip Technology	64,664	4,790,956
Microsoft	19,787	6,561,765
Visa, Cl A	17,690	3,746,211

		25,276,199

MATERIALS — 2.0%
Huntsman	126,910	4,134,728

REAL ESTATE — 4.1%
Alexandria Real Estate Equities ‡	20,170	4,117,504
Prologis ‡	30,776	4,461,289

		8,578,793

UTILITIES — 4.0%
DTE Energy	35,292	4,000,348
Nextera Energy	51,059	4,356,864

		8,357,212

Total Common Stock (Cost $145,627,724)		203,936,820

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY VALUE
FUND
OCTOBER 31, 2021

SHORT-TERM INVESTMENT — 1.8%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $3,644,256)	3,644,256	$3,644,256

Total Investments — 100.0% (Cost $149,271,980)		$207,581,076

Percentages are based on Net Assets of $207,588,437.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

Cl — Class

PLC — Public Limited Company

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 46.7%

	Shares	Value

COMMUNICATION SERVICES — 1.9%
Alphabet, Cl A *	910	$2,694,437

CONSUMER DISCRETIONARY — 8.3%
Alibaba Group Holding ADR *	4,831	796,825
Amazon.com *	683	2,303,370
Home Depot	3,114	1,157,598
Jack in the Box	10,059	995,338
Lennar, Cl A	12,752	1,274,307
McDonald’s	5,681	1,394,970
Sonic Automotive, Cl A	20,457	1,011,190
Tesla *	712	793,168
Toyota Motor ADR	12,585	2,222,133

		11,948,899

CONSUMER STAPLES — 2.4%
Altria Group	21,501	948,409
Colgate-Palmolive	14,033	1,069,174
Herbalife *	30,789	1,428,610

		3,446,193

ENERGY — 4.8%
Devon Energy	54,319	2,177,105
Energy Transfer	276,500	2,629,515
Exxon Mobil	15,851	1,021,914
Oasis Petroleum	8,638	1,041,743

		6,870,277

FINANCIALS — 8.6%
Annaly Capital Management	171,231	1,448,614
Chubb	4,916	960,488
Citigroup	17,556	1,214,173
JPMorgan Chase	9,918	1,684,969
Moelis, Cl A	17,452	1,269,458
NatWest Group ADR	150,318	909,424
Truist Financial	46,931	2,978,710

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Wells Fargo	20,999	$1,074,309
Zions Bancorp	12,837	808,603

		12,348,748

HEALTH CARE — 4.3%
Amgen	6,796	1,406,568
Bristol-Myers Squibb	24,431	1,426,770
Gilead Sciences	26,279	1,704,982
Johnson & Johnson	3,979	648,100
Medtronic PLC	8,490	1,017,611

		6,204,031

INDUSTRIALS — 1.7%
Honeywell International	5,114	1,118,023
Union Pacific	5,411	1,306,215

		2,424,238

INFORMATION TECHNOLOGY — 7.8%
Amphenol, Cl A	11,908	914,177
Apple	30,530	4,573,394
Cisco Systems	22,650	1,267,720
Microsoft	9,074	3,009,120
PayPal Holdings *	6,246	1,452,757

		11,217,168

MATERIALS — 2.5%
Freeport-McMoRan	46,398	1,750,133
Sherwin-Williams	2,991	946,981
Westrock	20,867	1,003,703

		3,700,817

REAL ESTATE — 1.3%
Simon Property Group ‡	12,770	1,871,827

UTILITIES — 3.1%
Atlantica Sustainable Infrastructure PLC	31,953	1,257,351
CMS Energy	10,258	619,070
NextEra Energy Partners	20,387	1,759,398
WEC Energy Group	9,100	819,546

		4,455,365

Total Common Stock (Cost $52,102,887)		67,182,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS —26.9%

	Face Amount	Value

COMMUNICATION SERVICES — 1.1%
DIRECTV Holdings
5.875%, 08/15/27 (A)	$1,225,000	$1,269,896
T-Mobile USA
3.375%, 04/15/29	325,000	333,937

		1,603,833

CONSUMER DISCRETIONARY — 3.6%
Brunswick
2.400%, 08/18/31	671,000	646,449
Darden Restaurants
4.550%, 02/15/48	690,000	812,908
Ford Motor
9.000%, 04/22/25	1,000,000	1,202,500
Ford Motor Credit
4.271%, 01/09/27	485,000	514,726
Hyatt Hotels
1.800%, 10/01/24	640,000	642,368
Marriott International
4.625%, 06/15/30	167,000	190,172
NCL Finance
6.125%, 03/15/28 (A)	100,000	100,875
Party City Holdings
8.750%, 02/15/26 (A)	625,000	639,062
Tempur Sealy International
3.875%, 10/15/31 (A)	550,000	545,022

		5,294,082

CONSUMER STAPLES — 1.6%
Rite Aid
7.500%, 07/01/25 (A)	1,000,000	1,002,500
Vector Group
5.750%, 02/01/29 (A)	700,000	696,500
Viterra Finance BV
2.000%, 04/21/26 (A)	627,000	626,996

		2,325,996

ENERGY — 2.0%
Diamondback Energy
4.400%, 03/24/51	900,000	1,037,207
NGL Energy Operating
7.500%, 02/01/26 (A)	825,000	836,608
Oasis Petroleum
6.375%, 06/01/26 (A)	900,000	951,750
Range Resources
8.250%, 01/15/29 (A)	50,000	56,450
Targa Resources Partners
4.000%, 01/15/32 (A)	50,000	51,598

		2,933,613

FINANCIALS — 8.0%
Aircastle
5.250%, 08/11/25 (A)	510,000	563,600
2.850%, 01/26/28 (A)	1,500,000	1,510,348

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Apollo Management Holdings
4.872%, 02/15/29 (A)	$480,000	$553,196
Ares Capital
3.875%, 01/15/26	1,625,000	1,723,672
Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month + 1.310%, 07/23/29	470,000	528,568
Bank of New York Mellon MTN
1.600%, 04/24/25	1,000,000	1,014,454
Compass Group Diversified Holdings
5.250%, 04/15/29 (A)	1,121,000	1,165,840
HSBC Holdings
2.099%, VAR United States Secured Overnight Financing Rate + 1.929%, 06/04/26	208,000	210,583
KKR Group Finance VI
3.750%, 07/01/29 (A)	345,000	381,212
Mitsubishi UFJ Financial Group
0.953%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.550%, 07/19/25	705,000	700,770
Morgan Stanley MTN
0.791%, VAR United States Secured Overnight Financing Rate + 0.509%, 01/22/25	1,085,000	1,078,720
Northern Trust
3.150%, 05/03/29	800,000	870,845
Truist Financial MTN
2.500%, 08/01/24	400,000	416,834
UBS Group
1.494%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 08/10/27 (A)	865,000	847,412

		11,566,054

HEALTH CARE — 2.1%
Bristol-Myers Squibb
3.200%, 06/15/26	800,000	864,845
HCA
3.500%, 07/15/51	879,000	890,551
Royalty Pharma
3.550%, 09/02/50	243,000	241,493
Tenet Healthcare
6.250%, 02/01/27 (A)	925,000	960,844

		2,957,733

INDUSTRIALS — 4.1%
AerCap Ireland Capital DAC
3.850%, 10/29/41	646,000	668,802
3.300%, 01/30/32	691,000	703,271
American Airlines
5.500%, 04/20/26 (A)	250,000	262,250
American Airlines Pass Through Trust
3.950%, 07/11/30	880,000	880,695
AP Moller - Maersk
4.500%, 06/20/29 (A)	600,000	688,882

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
Delta Air Lines
7.375%, 01/15/26	$108,000	$127,020
Deluxe
8.000%, 06/01/29 (A)	1,000,000	1,052,500
Southwest Airlines
5.250%, 05/04/25	422,000	473,107
Triton Container International
0.800%, 08/01/23 (A)	965,000	961,104

		5,817,631

INFORMATION TECHNOLOGY — 2.5%
Ambience Merger Sub
4.875%, 07/15/28 (A)	1,000,000	981,820
DXC Technology
1.800%, 09/15/26	671,000	660,947
Intel
1.600%, 08/12/28	230,000	226,524
Kyndryl Holdings
2.050%, 10/15/26 (A)	336,000	332,353
MPH Acquisition Holdings
5.500%, 09/01/28 (A)	1,100,000	1,092,336
Oracle
2.875%, 03/25/31	116,000	119,005

		3,412,985

MATERIALS — 0.7%
Cabot
4.000%, 07/01/29	395,000	428,114
FMC
4.500%, 10/01/49	366,000	443,134
Glencore Funding
3.875%, 04/27/51 (A)	202,000	214,489

		1,085,737

REAL ESTATE — 1.2%
Iron Mountain
5.000%, 07/15/28 (A)	730,000	751,900
Service Properties Trust
5.000%, 08/15/22	516,000	518,580
Simon Property Group
3.800%, 07/15/50	148,000	167,813
Vornado Realty
3.400%, 06/01/31	275,000	282,155

		1,720,448

Total Corporate Obligations (Cost $37,509,820)		38,718,112

CONVERTIBLE BONDS —13.5%

COMMUNICATION SERVICES — 2.2%
Radius Global Infrastructure
2.500%, 09/15/26 (A)	1,500,000	1,539,949

CONVERTIBLE BONDS — continued

	Face Amount	Value

COMMUNICATION SERVICES — continued
Ziff Davis
1.750%, 11/01/26 (A)	$1,182,000	$1,610,686

		3,150,635

CONSUMER DISCRETIONARY — 1.7%
Dick’s Sporting Goods
3.250%, 04/15/25	575,000	2,189,907
Expedia Group
0.000%, 02/15/26 (A) (B)	345,000	372,458

		2,562,365

HEALTH CARE — 2.3%
CONMED
2.625%, 02/01/24	810,000	1,387,166
Exact Sciences
0.375%, 03/15/27	810,000	915,806
Tilray
5.000%, 10/01/23	1,000,000	974,815

		3,277,787

INDUSTRIALS — 0.7%
Southwest Airlines
1.250%, 05/01/25	715,000	1,003,681

INFORMATION TECHNOLOGY — 4.6%
Akamai Technologies
0.125%, 05/01/25	985,000	1,206,169
Alarm.com Holdings
0.158%, 01/15/26 (A) (B)	575,000	527,640
Coupa Software
0.375%, 06/15/26	840,000	919,318
MongoDB
0.250%, 01/15/26	550,000	1,381,998
Nice
0.000%, 09/15/25 (B)	1,040,000	1,220,703
Workday
0.250%, 10/01/22	645,000	1,273,101

		6,528,929

MATERIALS — 2.0%
Livent
4.125%, 07/15/25	460,000	1,542,185
SSR Mining
2.500%, 04/01/39	1,155,000	1,357,847

		2,900,032

Total Convertible Bonds (Cost $14,168,601)		19,423,429

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN
FUND
OCTOBER 31, 2021

U.S. TREASURY OBLIGATIONS —7.4%

	Face Amount	Value

U.S. Treasury Bonds
1.875%, 02/15/51	$705,000	$693,544
1.250%, 05/15/50	95,000	80,312

		773,856

U.S. Treasury Notes
0.875%, 11/15/30	2,075,000	1,960,470
0.750%, 03/31/26	2,586,000	2,543,977
0.500%, 03/31/25	1,200,000	1,184,297
0.500%, 02/28/26	2,000,000	1,948,437
0.250%, 06/15/24	1,500,000	1,482,598
0.125%, 05/31/23	700,000	697,266

		9,817,045

Total U.S. Treasury Obligations (Cost $10,705,084)		10,590,901

PREFERRED STOCK — 4.2%

	Shares

COMMUNICATION SERVICES — 1.0%
2020 Cash Mandatory Exchangeable
Trust, 5.250% *	1,350	1,412,785

HEALTH CARE — 0.7%
Boston Scientific, 5.500% *	8,460	990,158

INFORMATION TECHNOLOGY — 1.0%
Broadcom, 8.000% *	812	1,362,000

UTILITIES — 1.5%
AES, 6.875% *	11,575	1,169,191
American Electric Power, 6.125% *	20,275	1,047,001

		2,216,192

Total Preferred Stock
(Cost $5,437,221)		5,981,135

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.5%

	Face Amount
FHLMC 3.000%, 04/01/50	686,659	718,022

Total U.S. Government Agency
Mortgage-Backed Obligations
(Cost $725,498)		718,022

SOVEREIGN DEBT —0.1%

Peruvian Government International Bonds
3.300%, 03/11/41	94,000	92,269
2.783%, 01/23/31	93,000	92,488

Total Sovereign Debt (Cost $183,995)		184,757

SHORT-TERM INVESTMENT — 1.0%

	Shares	Value
SEI Daily Income Trust, Government
Fund, Cl F, 0.010% (C)
(Cost $1,410,313)	1,410,313	$1,410,313

Total Investments — 100.3% (Cost $122,243,419)		$144,208,669

Percentages are based upon Net Assets of $143,787,475.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2021 was $23,148,076 and represents 16.1% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of October 31, 2021.

ADR — American Depository Receipt

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2021 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$67,182,000	$—	$—	$67,182,000
Corporate Obligations	—	38,718,112	—	38,718,112
Convertible Bonds	—	19,423,429	—	19,423,429
U.S. Treasury Obligations	—	10,590,901	—	10,590,901
Preferred Stock	5,981,135	—	—	5,981,135
U.S. Government Agency Mortgage- Backed Obligation	—	718,022	—	718,022
Sovereign Debt	—	184,757	—	184,757
Short-Term Investment	1,410,313	—	—	1,410,313

Total Investments in Securities	$74,573,448	$69,635,221	$—	$144,208,669

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMIDCAP
FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.5%

	Shares	Value

COMMUNICATION SERVICES — 3.8%
Madison Square Garden Entertainment *	81,281	$5,727,872
Radius Global Infrastructure, Cl A *	405,636	7,029,672

		12,757,544

CONSUMER DISCRETIONARY — 10.4%
1-800-Flowers.com, Cl A *	112,170	3,602,900
Academy Sports & Outdoors *	107,270	4,589,011
Callaway Golf *	140,035	3,787,947
Columbia Sportswear	33,677	3,497,020
Dana	275,776	6,119,469
Holley *	279,175	3,043,008
Jack in the Box	66,777	6,607,584
Sonic Automotive, Cl A	82,629	4,084,351

		35,331,290

CONSUMER STAPLES — 3.8%
J & J Snack Foods	42,872	6,325,764
Nomad Foods *	234,580	6,387,613

		12,713,377

ENERGY — 4.9%
ChampionX *	177,572	4,657,714
Diamondback Energy	34,646	3,713,705
Magnolia Oil & Gas, Cl A	196,734	4,107,806
PDC Energy	74,683	3,906,667

		16,385,892

FINANCIALS — 23.5%
BOK Financial	90,849	9,191,193
Evercore, Cl A	22,123	3,359,156
Everest Re Group	25,915	6,776,773
International General Insurance Holdings	355,531	3,029,124
MGIC Investment	321,370	5,193,339

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Moelis, Cl A	52,654	$3,830,052
Perella Weinberg Partners	431,962	6,064,747
Pinnacle Financial Partners	71,230	6,878,681
Simmons First National, Cl A	235,656	7,043,758
Triumph Bancorp *	29,576	3,469,265
Veritex Holdings	163,627	6,700,526
Voya Financial	105,394	7,353,339
Western Alliance Bancorp	60,080	6,974,687
Wintrust Financial	44,001	3,894,088

		79,758,728

HEALTH CARE — 6.9%
Envista Holdings *	115,014	4,497,047
Hill-Rom Holdings	22,401	3,469,915
Integra LifeSciences Holdings *	69,789	4,638,177
Merit Medical Systems *	68,634	4,616,323
Ortho Clinical Diagnostics Holdings *	314,134	6,210,429

		23,431,891

INDUSTRIALS — 17.6%
AZZ	64,005	3,400,586
Builders FirstSource *	125,119	7,290,684
CACI International, Cl A *	25,649	7,377,678
Encore Wire	66,881	8,966,067
Hubbell, Cl B	25,750	5,133,777
IAA *	80,954	4,828,906
KAR Auction Services *	247,390	3,629,211
Knight-Swift Transportation Holdings, Cl A	62,601	3,548,851
Masonite International *	44,032	5,284,280
Middleby *	18,522	3,379,154
Science Applications International	37,700	3,384,706
Vertiv Holdings, Cl A	136,451	3,504,062

		59,727,962

INFORMATION TECHNOLOGY — 7.4%
ADTRAN	441,351	8,156,166
Amkor Technology	259,250	5,682,760
Sabre *	589,316	6,117,100
Viavi Solutions *	319,804	4,924,982

		24,881,008

MATERIALS — 7.2%
Eagle Materials	34,050	5,051,658
Ecovyst *	393,773	4,599,269
Huntsman	260,327	8,481,454
Livent *	215,751	6,088,493

		24,220,874

REAL ESTATE — 9.5%
Alexander & Baldwin ‡	143,837	3,528,322

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMIDCAP
FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

REAL ESTATE — continued
Americold Realty Trust ‡	225,136	$6,634,758
Host Hotels & Resorts *‡	402,232	6,769,565
National Retail Properties ‡	141,784	6,431,322
STAG Industrial ‡	81,535	3,549,219
Urban Edge Properties ‡	309,959	5,433,581

		32,346,767

UTILITIES — 4.5%
IDACORP	94,896	9,899,551
NorthWestern	94,669	5,382,879

		15,282,430

Total Common Stock (Cost $282,303,190)		336,837,763

SHORT-TERM INVESTMENT — 0.6%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $2,064,068)	2,064,068	2,064,068

Total Investments — 100.1% (Cost $284,367,258)		$338,901,831

Percentages are based upon Net Assets of $338,411,831.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMALLCAP
FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%

	Shares	Value

COMMUNICATION SERVICES — 1.9%
Radius Global Infrastructure, Cl A *	1,201,372	$20,819,777

CONSUMER DISCRETIONARY — 12.2%
Academy Sports & Outdoors *	262,807	11,242,883
Bloomin’ Brands *	491,246	10,620,738
Century Communities	351,270	23,556,166
Chuy’s Holdings *	330,230	9,629,507
Jack in the Box	223,721	22,137,193
Monro	377,239	23,298,281
Papa John’s International	88,936	11,035,179
Sonic Automotive, Cl A	445,793	22,035,548

		133,555,495

CONSUMER STAPLES — 6.2%
Central Garden & Pet, Cl A *	517,753	23,920,189
Hostess Brands, Cl A *	1,238,012	23,410,807
J & J Snack Foods	137,297	20,258,172

		67,589,168

ENERGY — 4.4%
Brigham Minerals, Cl A	574,982	13,328,083
PDC Energy	441,423	23,090,837
Whiting Petroleum *	189,161	12,320,056

		48,738,976

FINANCIALS — 22.7%
Argo Group International Holdings	370,290	20,402,979
Columbia Banking System	544,365	18,579,177
Hilltop Holdings	295,003	10,454,906
James River Group Holdings	197,108	6,297,601
Moelis, Cl A	322,713	23,474,144
Perella Weinberg Partners	719,662	10,104,054
Piper Sandler	154,032	25,367,530
Provident Financial Services	463,737	11,482,128
Renasant	604,778	22,624,745
Sandy Spring Bancorp	492,849	23,390,614
Simmons First National, Cl A	729,516	21,805,233
Triumph Bancorp *	190,877	22,389,872
Trustmark	344,147	10,947,316

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Veritex Holdings	532,264	$21,796,211

		249,116,510

HEALTH CARE — 6.8%
Avanos Medical *	359,671	11,344,023
Aveanna Healthcare Holdings *	1,016,026	7,843,721
CONMED	166,753	24,392,629
Merit Medical Systems *	314,424	21,148,158
Patterson	322,597	10,084,382

		74,812,913

INDUSTRIALS — 18.3%
Alamo Group	69,832	10,558,598
Altra Industrial Motion	397,615	20,735,622
AZZ	217,256	11,542,811
Columbus McKinnon	233,941	11,058,391
Comfort Systems USA	273,231	24,992,440
Encore Wire	139,028	18,638,094
Federal Signal	528,245	22,614,169
Griffon	461,491	12,224,896
Masonite International *	190,393	22,849,064
Moog, Cl A	258,807	19,547,693
UFP Industries	304,390	24,908,234

		199,670,012

INFORMATION TECHNOLOGY — 6.4%
ADTRAN	517,371	9,561,016
Amkor Technology	891,926	19,551,018
Repay Holdings, Cl A *	903,499	18,982,514
Viavi Solutions *	1,465,341	22,566,251

		70,660,799

MATERIALS — 7.1%
Avient	418,349	22,540,644
Ecovyst *	865,799	10,112,532
Innospec	121,601	11,018,267
Livent *	412,819	11,649,752
Stepan	185,295	22,239,106

		77,560,301

REAL ESTATE — 9.0%
Community Healthcare Trust ‡	348,711	16,682,334
National Storage Affiliates Trust ‡	352,899	22,042,072
Plymouth Industrial ‡	916,466	23,424,871
PotlatchDeltic ‡	204,928	10,711,587
Sunstone Hotel Investors *‡	861,200	10,627,208
Urban Edge Properties ‡	852,779	14,949,216

		98,437,288

UTILITIES — 4.6%
Avista	207,440	8,258,186
NorthWestern	354,680	20,167,105

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD QUALITY SMALLCAP
FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
South Jersey Industries	976,771	$22,231,308

		50,656,599

Total Common Stock (Cost $849,720,905)		1,091,617,838

SHORT-TERM INVESTMENT — 0.7%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (A) (Cost $7,360,076)	7,360,076	7,360,076

Total Investments — 100.3% (Cost $857,080,981)		$1,098,977,914

Percentages are based upon Net Assets of $1,095,198,069.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	The rate reported is the 7-day effective yield as of October 31, 2021.

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 40.4%

	Shares	Value

COMMUNICATION SERVICES — 1.3%
Alphabet, Cl C *	1,161	$3,442,841
Verizon Communications	150,549	7,977,591

		11,420,432

CONSUMER DISCRETIONARY — 6.3%
Alibaba Group Holding ADR *	55,055	9,080,772
Amazon.com *	2,767	9,331,514
Home Depot	38,402	14,275,559
Lennar, Cl A	107,810	10,773,453
Toll Brothers	75,020	4,513,954
Toyota Motor ADR	50,476	8,912,547

		56,887,799

CONSUMER STAPLES — 1.4%
Altria Group	91,744	4,046,828
Colgate-Palmolive	102,785	7,831,189

		11,878,017

ENERGY — 5.0%
Baker Hughes, Cl A	472,513	11,850,626
Enbridge	103,797	4,344,942
Energy Transfer	1,391,904	13,237,007
Exxon Mobil	233,140	15,030,536

		44,463,111

FINANCIALS — 7.9%
Annaly Capital Management	1,079,145	9,129,567
Charles Schwab	69,084	5,666,960
Citigroup	124,617	8,618,512
JPMorgan Chase	56,011	9,515,709
Moelis, Cl A	148,413	10,795,562
NatWest Group ADR	1,084,109	6,558,859
Sumitomo Mitsui Financial Group ADR	1,135,827	7,360,159
Truist Financial	131,767	8,363,252

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
Zions Bancorp	81,863	$5,156,550

		71,165,130

HEALTH CARE — 5.3%
Amgen	44,336	9,176,222
Becton Dickinson	26,263	6,292,352
Bristol-Myers Squibb	239,047	13,960,345
Gilead Sciences	124,471	8,075,678
Medtronic PLC	81,218	9,734,790

		47,239,387

INDUSTRIALS — 3.2%
Honeywell International	46,821	10,236,007
Republic Services, Cl A	67,101	9,031,795
Union Pacific	38,380	9,264,932

		28,532,734

INFORMATION TECHNOLOGY — 6.4%
Apple	133,959	20,067,058
International Business Machines	64,081	8,016,533
Microsoft	60,724	20,137,293
PayPal Holdings *	34,125	7,937,134

		56,158,018

MATERIALS — 2.0%
Freeport-McMoRan	249,161	9,398,353
Newmont	159,681	8,622,774

		18,021,127

REAL ESTATE — 0.9%
Simon Property Group ‡	57,487	8,426,444

UTILITIES — 0.7%
Atlantica Sustainable Infrastructure PLC	148,656	5,849,614

Total Common Stock (Cost $273,777,387)		360,041,813

CORPORATE OBLIGATIONS —34.8%

	Face Amount

COMMUNICATION SERVICES — 2.7%
Activision Blizzard 2.500%, 09/15/50	$361,000	323,901
Charter Communications Operating 3.700%, 04/01/51	5,860,000	5,754,539
Comcast 0.250%, 05/20/27	3,000,000	3,440,999

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES — continued
DIRECTV Holdings
5.875%, 08/15/27 (A)	$5,710,000	$5,919,271
Verizon Communications
3.550%, 03/22/51	811,000	874,736
3.400%, 03/22/41	811,000	850,739
Vodafone Group
4.875%, 06/19/49	5,627,000	7,019,312

		24,183,497

CONSUMER DISCRETIONARY — 4.3%
7-Eleven
0.950%, 02/10/26 (A)	2,170,000	2,110,481
Amazon.com
3.100%, 05/12/51	2,347,000	2,517,533
Brunswick
2.400%, 08/18/31	4,145,000	3,993,338
Ford Motor
8.500%, 04/21/23	414,000	453,951
Ford Motor Credit
4.271%, 01/09/27	9,953,000	10,563,019
Genuine Parts
1.875%, 11/01/30	390,000	370,483
Hyatt Hotels
1.800%, 10/01/24	3,937,000	3,951,567
Marriott International
4.625%, 06/15/30	1,581,000	1,800,369
Ross Stores
4.600%, 04/15/25	6,085,000	6,726,703
Thor Industries
4.000%, 10/15/29 (A)	2,760,000	2,733,228
Whirlpool
4.600%, 05/15/50	1,180,000	1,473,996

		36,694,668

CONSUMER STAPLES — 1.4%
Altria Group
2.450%, 02/04/32	2,077,000	1,971,007
Smithfield Foods
3.000%, 10/15/30 (A)	2,799,000	2,799,750
Vector Group
5.750%, 02/01/29 (A)	3,727,000	3,708,365
Viterra Finance BV
2.000%, 04/21/26 (A)	4,528,000	4,527,969

		13,007,091

ENERGY — 1.9%
BP Capital Markets America
3.543%, 04/06/27	4,159,000	4,526,646
3.379%, 02/08/61	1,521,000	1,559,525
Diamondback Energy
3.125%, 03/24/31	1,159,000	1,196,833
Gray Oak Pipeline
3.450%, 10/15/27 (A)	420,000	439,917

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
MPLX
2.650%, 08/15/30	$728,000	$724,541
NGL Energy Operating
7.500%, 02/01/26 (A)	3,313,000	3,359,614
Oasis Petroleum
6.375%, 06/01/26 (A)	2,875,000	3,040,313
Schlumberger Finance Canada
1.400%, 09/17/25	1,001,000	1,000,139
Transcontinental Gas Pipe Line
3.250%, 05/15/30	892,000	945,847

		16,793,375

FINANCIALS — 10.6%
Aircastle
5.250%, 08/11/25 (A)	4,209,000	4,651,358
Ally Financial
1.450%, 10/02/23	382,000	385,690
Apollo Management Holdings
4.872%, 02/15/29 (A)	4,325,000	4,984,526
Bank of America
1.734%, VAR United States Secured Overnight Financing Rate + 0.960%, 07/22/27	4,280,000	4,252,448
Barclays
4.375%, 01/12/26	9,743,000	10,730,622
Berkshire Hathaway Finance
2.850%, 10/15/50	1,906,000	1,911,946
BNP Paribas
4.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.340%, 08/25/70 (A)(B)	4,146,000	4,166,730
Capital One Financial
2.600%, 05/11/23	1,228,000	1,262,146
2.359%, VAR United States Secured Overnight Financing Rate + 1.337%, 07/29/32	4,520,000	4,363,618
Compass Group Diversified Holdings
5.250%, 04/15/29 (A)	5,893,000	6,128,720
Goldman Sachs Group
2.615%, VAR United States Secured Overnight Financing Rate + 1.281%, 04/22/32	822,000	825,379
Hercules Capital
2.625%, 09/16/26	3,959,000	3,899,924
HSBC Holdings
2.099%, VAR United States Secured Overnight Financing Rate + 1.929%, 06/04/26	1,999,000	2,023,826
0.976%, VAR United States Secured Overnight Financing Rate + 0.708%, 05/24/25	1,125,000	1,115,696
Intesa Sanpaolo
4.198%, 06/01/32 (A)	2,890,000	2,913,430
JPMorgan Chase
3.328%, VAR United States Secured Overnight Financing Rate + 1.580%, 04/22/52	10,392,000	11,217,114

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Mitsubishi UFJ Financial Group
0.953%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.550%, 07/19/25	$5,075,000	$5,044,553
Morgan Stanley MTN
0.791%, VAR United States Secured Overnight Financing Rate + 0.509%, 01/22/25	6,718,000	6,679,118
Nomura Holdings
2.679%, 07/16/30	250,000	250,879
Starwood Property Trust
3.625%, 07/15/26 (A)	480,000	480,000
UBS Group
1.494%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 08/10/27 (A)	5,300,000	5,192,233
Unum Group
4.125%, 06/15/51	5,315,000	5,489,191
Wells Fargo
5.900%, VAR ICE LIBOR USD 3 Month + 3.110%, 12/15/69	5,325,000	5,677,302
3.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%, 03/15/70	1,044,000	1,063,575

		94,710,024

HEALTH CARE — 3.0%
Amgen
3.150%, 02/21/40	8,387,000	8,599,193
Bristol-Myers Squibb
3.200%, 06/15/26	5,628,000	6,084,188
HCA
3.500%, 07/15/51	5,571,000	5,644,209
Royalty Pharma
3.550%, 09/02/50	1,915,000	1,903,121
Tenet Healthcare
6.250%, 02/01/27 (A)	3,975,000	4,129,031

		26,359,742

INDUSTRIALS — 2.6%
AerCap Ireland Capital DAC
6.500%, 07/15/25	1,184,000	1,371,953
3.850%, 10/29/41	3,927,000	4,065,610
3.300%, 01/30/32	3,939,000	4,008,951
Delta Air Lines
7.375%, 01/15/26	557,000	655,094
Flowserve
3.500%, 10/01/30	1,867,000	1,954,255
GE Capital Funding
3.450%, 05/15/25	6,663,000	7,126,540
Southwest Airlines
5.250%, 05/04/25	3,524,000	3,950,780

		23,133,183

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — 5.5%
Citrix Systems
3.300%, 03/01/30	$11,247,000	$11,410,614
Dell International
8.350%, 07/15/46	3,980,000	6,613,860
DXC Technology
1.800%, 09/15/26	4,104,000	4,042,511
Intel
1.600%, 08/12/28	715,000	704,194
International Business Machines
3.500%, 05/15/29	7,143,000	7,826,747
Jabil
1.700%, 04/15/26	2,909,000	2,884,178
Kyndryl Holdings
2.050%, 10/15/26 (A)	2,124,000	2,100,943
Microchip Technology
2.670%, 09/01/23	1,266,000	1,304,792
0.972%, 02/15/24 (A)	8,130,000	8,081,456
Micron Technology
2.703%, 04/15/32	188,000	187,678
Oracle
2.875%, 03/25/31	779,000	799,182
VMware
4.700%, 05/15/30	2,911,000	3,405,570

		49,361,725

MATERIALS — 0.6%
FMC
4.500%, 10/01/49	3,734,000	4,520,935
Glencore Funding
3.875%, 04/27/51 (A)	1,342,000	1,424,971

		5,945,906

REAL ESTATE — 1.6%
Boston Properties
2.450%, 10/01/33	5,167,000	5,002,674
Crown Castle International
2.900%, 04/01/41	2,407,000	2,324,429
Sabra Health Care
3.200%, 12/01/31	3,313,000	3,241,285
Simon Property Group
3.800%, 07/15/50	1,843,000	2,089,734
Vornado Realty
3.400%, 06/01/31	1,757,000	1,802,713

		14,460,835

UTILITIES — 0.6%
Pacific Gas and Electric
4.950%, 07/01/50	4,895,000	5,417,893

Total Corporate Obligations (Cost $299,605,904)		310,067,939

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2021

U.S. TREASURY OBLIGATIONS —11.0%

	Face Amount	Value
U.S. Treasury Inflation Indexed Bonds
0.875%, 01/15/29	$10,561,178	$12,259,630
0.250%, 07/15/29	10,296,953	11,532,454
0.125%, 07/15/24	12,964,806	13,899,690

		37,691,774

U.S. Treasury Notes
0.250%, 05/15/24	5,000,000	4,947,461
0.250%, 06/15/24	16,905,000	16,708,876
0.125%, 04/30/23	2,000,000	1,992,812
0.125%, 05/31/23	21,650,000	21,565,430
0.125%, 06/30/23	15,000,000	14,934,961

		60,149,540

Total U.S. Treasury Obligations

(Cost $94,554,044)		97,841,314

PREFERRED STOCK — 7.7%

	Shares

COMMUNICATION SERVICES — 0.8%
2020 Cash Mandatory Exchangeable Trust, 5.250% *	6,575	6,880,785

FINANCIALS — 3.7%
Charles Schwab, 5.375% , VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971%	805,000	885,420
Citigroup, 5.900% , VAR ICE LIBOR USD 3 Month + 4.230%	4,784,000	4,951,440
KKR, 6.000% *	86,350	8,638,454
Morgan Stanley, 3.734% , VAR ICE LIBOR USD 3 Month + 3.610%	5,332,000	5,359,410
Truist Financial, 5.050% , VAR ICE LIBOR USD 3 Month + 3.102%	5,483,000	5,578,953
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month + 0.600%	306,862	7,579,491

		32,993,168

HEALTH CARE — 0.9%
Boston Scientific, 5.500% *	68,665	8,036,551

UTILITIES — 2.3%
AES, 6.875% *	60,310	6,091,913
American Electric Power, 6.125% *	146,780	7,579,719
Southern, 4.950%	269,930	7,177,439

		20,849,071

Total Preferred Stock

(Cost $61,565,746)		68,759,575

CONVERTIBLE BONDS — 2.4%

	Face Amount

HEALTH CARE — 0.8%
Exact Sciences
0.375%, 03/15/27	6,523,000	7,375,067

CONVERTIBLE BONDS — continued

	Face Amount	Value

INDUSTRIALS — 0.8%
Southwest Airlines
1.250%, 05/01/25	$5,086,000	$7,139,472

INFORMATION TECHNOLOGY — 0.8%

Akamai Technologies
0.125%, 05/01/25	5,733,000	7,020,274

Total Convertible Bonds

(Cost $18,620,116)		21,534,813

SOVEREIGN DEBT —1.1%

Mexico Government International Bonds
3.771%, 05/24/61	835,000	768,826
2.659%, 05/24/31	890,000	858,939

		1,627,765

Panama Government International Bond
3.870%, 07/23/60	508,000	505,496

Peruvian Government International Bonds
3.300%, 03/11/41	749,000	735,203
2.783%, 01/23/31	735,000	730,958

		1,466,161

Saudi Government International Bond
2.250%, 02/02/33(A)	5,835,000	5,629,748

Total Sovereign Debt

(Cost $9,530,632)		9,229,170

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.8%

FHLMC
3.000%, 03/01/50	1,839,530	1,923,040
3.000%, 04/01/50	2,775,780	2,902,561
FNMA
3.500%, 07/01/49	1,759,325	1,857,848

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $6,544,542)		6,683,449

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME
OPPORTUNITY FUND
OCTOBER 31, 2021

SHORT-TERM INVESTMENT — 1.4%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 0.010% (C) (Cost $12,518,179)	12,518,179	$12,518,179

Total Investments — 99.6%

(Cost $776,716,550)		$886,676,252

Percentages are based upon Net Assets of $890,570,253.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2021 was $78,522,054 and represents 8.8% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	The rate reported is the 7-day effective yield as of October 31, 2021.

ADR — American Depository Receipt

Cl — Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2021 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$360,041,813	$—	$—	$360,041,813
Corporate Obligations	—	310,067,939	—	310,067,939
U.S. Treasury Obligations	—	97,841,314	—	97,841,314
Preferred Stock	68,759,575	—	—	68,759,575
Convertible Bonds	—	21,534,813	—	21,534,813
Sovereign Debt	—	9,229,170	—	9,229,170
U.S. Government Agency Mortgage- Backed Obligations	—	6,683,449	—	6,683,449
Short-Term Investment	12,518,179	—	—	12,518,179

Total Investments in Securities	$441,319,567	$445,356,685	$—	$886,676,252

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS —74.7%

	Face Amount	Value

COMMUNICATION SERVICES — 7.2%

CCO Holdings
5.000%, 02/01/28 (A)	$1,260,000	$1,310,400

Clear Channel Worldwide Holdings
5.125%, 08/15/27 (A)	700,000	718,025

DIRECTV Holdings
5.875%, 08/15/27 (A)	1,164,000	1,206,661

Lumen Technologies
7.600%, 09/15/39	625,000	689,587

T-Mobile USA
2.550%, 02/15/31	1,250,000	1,240,454

Vodafone Group
4.875%, 06/19/49	200,000	249,487

Zayo Group Holdings
4.000%, 03/01/27 (A)	1,465,000	1,422,881

		6,837,495

CONSUMER DISCRETIONARY — 12.3%

Brunswick
2.400%, 08/18/31	414,000	398,852

Caesars Entertainment
6.250%, 07/01/25 (A)	1,100,000	1,157,035

Darden Restaurants
4.550%, 02/15/48	790,000	930,721

Ford Motor Credit
4.271%, 01/09/27	1,000,000	1,061,290

G-III Apparel Group
7.875%, 08/15/25 (A)	1,250,000	1,332,812

Guitar Center
8.500%, 01/15/26 (A)	1,000,000	1,065,000

Hyatt Hotels
1.800%, 10/01/24	433,000	434,602

New Albertsons
7.750%, 06/15/26	410,000	469,450

Nordstrom
2.300%, 04/08/24	325,000	326,593

Party City Holdings
8.750%, 02/15/26 (A)	625,000	639,062

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Royal Caribbean Cruises
9.125%, 06/15/23 (A)	$950,000	$1,031,491

Scientific Games International
8.625%, 07/01/25 (A)	850,000	917,320

Tempur Sealy International
3.875%, 10/15/31 (A)	450,000	445,927

Thor Industries
4.000%, 10/15/29 (A)	750,000	742,725

Wynn Las Vegas
4.250%, 05/30/23 (A)	755,000	758,775

		11,711,655

CONSUMER STAPLES — 5.0%

Altria Group
2.450%, 02/04/32	900,000	854,072

B&G Foods
5.250%, 09/15/27	1,130,000	1,158,857

Keurig Dr Pepper
3.200%, 05/01/30	607,000	644,236

Rite Aid
7.500%, 07/01/25 (A)	750,000	751,875

Vector Group
5.750%, 02/01/29 (A)	1,000,000	995,000

Viterra Finance BV
2.000%, 04/21/26 (A)	428,000	427,997

		4,832,037

ENERGY — 7.4%

CNX Midstream Partners
4.750%, 04/15/30 (A)	1,250,000	1,251,562

Crestwood Midstream Partners
6.000%, 02/01/29 (A)	1,000,000	1,036,365

Diamondback Energy
3.125%, 03/24/31	125,000	129,080

NGL Energy Operating
7.500%, 02/01/26 (A)	1,100,000	1,115,477

Northern Oil and Gas
8.125%, 03/01/28 (A)	1,100,000	1,182,500

Oasis Petroleum
6.375%, 06/01/26 (A)	900,000	951,750

Range Resources
8.250%, 01/15/29 (A)	800,000	903,200

Summit Midstream Holdings
8.500%, 10/15/26 (A)	500,000	502,615

		7,072,549

FINANCIALS — 11.0%

Aircastle
5.250%, 08/11/25 (A)	435,000	480,718

Apollo Commercial Real Estate Finance
4.625%, 06/15/29 (A)	850,000	818,125

Ares Capital
3.875%, 01/15/26	1,225,000	1,299,384

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued

Bank of America MTN
4.271%, VAR ICE LIBOR USD 3 Month + 1.310%, 07/23/29	$605,000	$680,391

Compass Group Diversified Holdings
5.250%, 04/15/29 (A)	1,423,000	1,479,920

Hercules Capital
2.625%, 09/16/26	422,000	415,703

HSBC Holdings
4.950%, 03/31/30	700,000	824,111

Mitsubishi UFJ Financial Group
0.953%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.550%, 07/19/25	435,000	432,390

Morgan Stanley MTN
0.791%, VAR United States Secured Overnight Financing Rate + 0.509%, 01/22/25	672,000	668,111

New Residential Investment
6.250%, 10/15/25 (A)	1,000,000	1,000,000

Owl Rock Capital
3.400%, 07/15/26	780,000	801,504

Prospect Capital
3.364%, 11/15/26	710,000	709,580

UBS Group
1.494%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.850%, 08/10/27 (A)	610,000	597,597

Unum Group
4.125%, 06/15/51	514,000	530,846

		10,738,380

HEALTH CARE — 6.8%

Amgen
3.150%, 02/21/40	823,000	843,822
2.450%, 02/21/30	760,000	772,330

CHS
6.625%, 02/15/25 (A)	1,250,000	1,300,000

Emergent BioSolutions
3.875%, 08/15/28 (A)	700,000	672,000

HCA
3.500%, 07/15/51	552,000	559,254

Par Pharmaceutical
7.500%, 04/01/27 (A)	500,000	504,375

Royalty Pharma
3.550%, 09/02/50	1,000,000	993,797

Tenet Healthcare
6.250%, 02/01/27 (A)	800,000	831,000

		6,476,578

INDUSTRIALS — 6.4%

AerCap Ireland Capital DAC
6.500%, 07/15/25	700,000	811,120
3.850%, 10/29/41	458,000	474,166
3.300%, 01/30/32	406,000	413,210

American Airlines Pass Through Trust
3.950%, 07/11/30	595,000	595,470

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued

Boeing
5.805%, 05/01/50	$1,000,000	$1,371,106

Deluxe
8.000%, 06/01/29 (A)	1,000,000	1,052,500

Icahn Enterprises
5.250%, 05/15/27	825,000	858,000

Triton Container International
0.800%, 08/01/23 (A)	585,000	582,638

		6,158,210

INFORMATION TECHNOLOGY — 11.2%

Ambience Merger Sub
7.125%, 07/15/29 (A)	100,000	96,362
4.875%, 07/15/28 (A)	1,000,000	981,820

Broadcom
3.500%, 02/15/41 (A)	1,000,000	992,000

Citrix Systems
3.300%, 03/01/30	567,000	575,248

CommScope
6.000%, 03/01/26 (A)	940,000	968,200

Dell International
8.350%, 07/15/46	575,000	955,520

DXC Technology
1.800%, 09/15/26	420,000	413,707

Intel
1.600%, 08/12/28	145,000	142,808

Kyndryl Holdings
2.050%, 10/15/26 (A)	232,000	229,482

MPH Acquisition Holdings
5.500%, 09/01/28 (A)	900,000	893,729

NXP BV
2.500%, 05/11/31 (A)	1,000,000	993,891

Oracle
2.950%, 04/01/30	1,175,000	1,218,034

Sotheby’s
7.375%, 10/15/27 (A)	1,225,000	1,290,844

VMware
4.650%, 05/15/27	957,000	1,084,453

		10,836,098

MATERIALS — 1.5%

Axalta Coating Systems
4.750%, 06/15/27 (A)	700,000	719,250

Cleveland-Cliffs
6.750%, 03/15/26 (A)	700,000	745,500

		1,464,750

REAL ESTATE — 4.8%

Brixmor Operating Partnership
4.050%, 07/01/30	475,000	525,010

Crown Castle International
2.900%, 04/01/41	263,000	253,978

Host Hotels & Resorts
3.500%, 09/15/30	375,000	386,779

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — continued

Iron Mountain
5.000%, 07/15/28 (A)	$1,020,000	$1,050,600

iStar
5.500%, 02/15/26	750,000	779,063

Sabra Health Care
3.200%, 12/01/31	366,000	358,077

Service Properties Trust
7.500%, 09/15/25	750,000	830,021

Simon Property Group
3.800%, 07/15/50	196,000	222,240

Vornado Realty
3.400%, 06/01/31	181,000	185,709

		4,591,477

UTILITIES — 1.1%

Pacific Gas and Electric
4.950%, 07/01/50	1,000,000	1,106,822

Total Corporate Obligations

(Cost $70,203,049)		71,826,051

COMMON STOCK — 18.0%

	Shares

COMMUNICATION SERVICES — 1.5%
Activision Blizzard	9,512	743,743
Verizon Communications	12,067	639,430

		1,383,173

CONSUMER DISCRETIONARY — 2.6%
Amazon.com *	265	893,694
Lennar, Cl A	4,093	409,014
TJX	8,480	555,355
Toyota Motor ADR	3,651	644,657

		2,502,720

CONSUMER STAPLES — 0.6%
Altria Group	13,458	593,632

ENERGY — 2.8%
Chevron	3,173	363,277
DT Midstream	10,514	504,252
Enbridge	11,254	471,092
Energy Transfer	37,929	360,705
EOG Resources	4,770	441,034
Schlumberger	17,409	561,614

		2,701,974

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 4.1%
Annaly Capital Management	72,968	$617,309
Citigroup	10,316	713,455
Moelis, Cl A	12,902	938,492
Sumitomo Mitsui Financial Group ADR	99,925	647,514
Truist Financial	15,668	994,448

		3,911,218

HEALTH CARE — 2.2%
Amgen	3,478	719,842
Bristol-Myers Squibb	12,528	731,635
Gilead Sciences	10,274	666,577

		2,118,054

INFORMATION TECHNOLOGY — 1.7%
Apple	7,307	1,094,589
Cisco Systems	10,194	570,558

		1,665,147

MATERIALS — 1.3%
Freeport-McMoRan	9,883	372,787
Newmont	8,368	451,872
Westrock	8,554	411,447

		1,236,106

REAL ESTATE — 0.7%
National Retail Properties ‡	15,169	688,066

UTILITIES — 0.5%
Atlantica Sustainable Infrastructure PLC	12,538	493,370

Total Common Stock

(Cost $14,289,017)		17,293,460

CONVERTIBLE BONDS —3.5%

	Face Amount

COMMUNICATION SERVICES — 1.1%

Radius Global Infrastructure
2.500%, 09/15/26 (A)	$1,000,000	1,026,633

CONSUMER DISCRETIONARY — 1.0%

Liberty Media
2.750%, 12/01/49 (A)	955,000	984,796

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND
OCTOBER 31, 2021

CONVERTIBLE BONDS — continued

	Face Amount	Value

FINANCIALS — 0.9%

Apollo Commercial Real Estate Finance
5.375%, 10/15/23	$850,000	$863,812

HEALTH CARE — 0.5%

Tilray
5.000%, 10/01/23	500,000	487,408

Total Convertible Bonds

(Cost $3,159,343)		3,362,649

U.S. TREASURY OBLIGATIONS —0.8%

U.S. Treasury Notes
2.375%, 05/15/29	290,000	308,544
0.125%, 06/30/23	500,000	497,832

Total U.S. Treasury Obligations

(Cost $802,290)		806,376

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS —0.6%

FHLMC
3.500%, 08/01/49	289,167	305,146

FNMA
3.000%, 05/01/50	243,924	255,263

Total U.S. Government Agency Mortgage-Backed Obligations

(Cost $554,639)		560,409

PREFERRED STOCK — 0.5%

	Shares

COMMUNICATION SERVICES — 0.5%

2020 Cash Mandatory Exchangeable Trust, 5.250% *	465	486,626

Total Preferred Stock

(Cost $533,411)		486,626

SHORT-TERM INVESTMENT — 2.6%

SEI Daily Income Trust, Government Fund, Cl F, 0.010% (B) (Cost $2,467,682)	2,467,682	2,467,682

Total Investments — 100.7%

(Cost $92,009,431)		$96,803,253

Percentages are based upon Net Assets of $96,087,506.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2021 was $42,158,435 and represents 43.9% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2021.

Cl – Class

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MTN— Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR—Variable Rate

The following is a summary of the inputs used as of October 31, 2021 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$71,826,051	$—	$71,826,051
Common Stock	17,293,460	—	—	17,293,460
Convertible Bonds	—	3,362,649	—	3,362,649
U.S. Treasury Obligations	—	806,376	—	806,376
U.S. Government Agency Mortgage- Backed Obligations	—	560,409	—	560,409
Preferred Stock	486,626	—	—	486,626
Short-Term Investment	2,467,682	—	—	2,467,682

Total Investments in Securities	$20,247,768	$76,555,485	$—	$96,803,253

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND
OCTOBER 31, 2021

Sector Weightings (Unaudited)†

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS —91.1%

	Face Amount	Value

Communication Services — 11.0%

JOYY
1.375%, 06/15/26	$1,600,000	$1,501,760

Liberty Media
0.500%, 12/01/50 (A)	2,500,000	3,185,307

Live Nation Entertainment
2.000%, 02/15/25	2,500,000	3,045,021

Radius Global Infrastructure
2.500%, 09/15/26 (A)	2,500,000	2,566,581

Spotify USA
1.343%, 03/15/26 (A) (B)	3,000,000	2,851,830

Twitter
1.335%, 03/15/26 (A) (B)	4,000,000	3,665,829

Ziff Davis
1.750%, 11/01/26 (A)	2,500,000	3,406,696

		20,223,024

Consumer Discretionary — 13.4%

Cheesecake Factory
0.375%, 06/15/26	1,500,000	1,359,581

DraftKings
0.000%, 03/15/28 (A) (B)	2,000,000	1,743,882

Etsy
0.250%, 06/15/28 (A)	2,500,000	3,193,433

Ford Motor
0.039%, 03/15/26 (A) (B)	3,500,000	4,140,104

Huazhu Group
3.000%, 05/01/26	1,785,000	2,336,119

NCL
6.000%, 05/15/24	2,000,000	4,129,078

Peloton Interactive
2.487%, 02/15/26 (A) (B)	4,000,000	3,558,458

Sea
0.250%, 09/15/26	3,500,000	3,675,787

		24,136,442

Consumer Staples — 1.4%

Beyond Meat
1.662%, 03/15/27 (A) (B)	3,100,000	2,592,841

Energy — 2.2%

Golar LNG
2.750%, 02/15/22	2,000,000	2,001,374

CONVERTIBLE BONDS — continued

	Face Amount	Value
Energy — continued

SFL
4.875%, 05/01/23	$2,000,000	$2,005,967

		4,007,341

Financials — 12.0%

Apollo Commercial Real Estate Finance
4.750%, 08/23/22	4,000,000	4,010,000

Ares Capital
3.750%, 02/01/22	3,000,000	3,316,875

Blackstone Mortgage Trust
4.375%, 05/05/22	2,000,000	2,035,000

Granite Point Mortgage Trust
5.625%, 12/01/22 (A)	4,000,000	3,968,106

Hercules Capital
4.375%, 02/01/22	1,000,000	1,087,500

PennyMac
5.500%, 11/01/24	3,500,000	3,574,375

SoFi Technologies
0.000%, 10/15/26 (A) (B)	2,000,000	2,340,499

Upstart Holdings
0.250%, 08/15/26 (A)	1,000,000	1,396,217

		21,728,572

Health Care — 13.6%

Avadel Finance Cayman
4.500%, 02/01/23 (A)	1,000,000	1,159,007

Bridgebio Pharma
2.500%, 03/15/27	1,000,000	1,422,135
2.250%, 02/01/29 (A)	1,150,000	1,026,375

CONMED
2.625%, 02/01/24	2,000,000	3,425,100

Exact Sciences
0.375%, 03/01/28	2,200,000	2,354,000

Innoviva
2.125%, 01/15/23	2,000,000	2,186,250

Integra LifeSciences Holdings
0.500%, 08/15/25	1,000,000	1,084,300

Jazz Investments I
2.000%, 06/15/26	2,500,000	2,910,139

Ligand Pharmaceuticals
0.750%, 05/15/23	2,000,000	2,013,750

NuVasive
0.375%, 03/15/25	3,000,000	2,827,500

Tilray
5.000%, 10/01/23	4,650,000	4,532,888

		24,941,444

Industrials — 8.1%

Atlas Air Worldwide Holdings
2.250%, 06/01/22	1,500,000	1,742,813

Bloom Energy
2.500%, 08/15/25	2,000,000	4,097,600

John Bean Technologies
0.250%, 05/15/26 (A)	3,000,000	3,240,931

Southwest Airlines
1.250%, 05/01/25	4,000,000	5,615,000

		14,696,344

Information Technology — 26.9%

Akamai Technologies
0.125%, 05/01/25	4,000,000	4,898,150

Avaya Holdings
2.250%, 06/15/23	3,000,000	3,110,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND
OCTOBER 31, 2021

CONVERTIBLE BONDS — continued

	Face Amount	Value

Information Technology — continued

BigCommerce Holdings
0.250%, 10/01/26 (A)	$1,000,000	$989,123

Cloudflare
0.000%, 08/15/26 (A) (B)	5,000,000	6,293,290

Enphase Energy
0.857%, 03/01/26 (A) (B)	3,000,000	3,246,398

Itron
0.399%, 03/15/26 (A) (B)	3,500,000	3,285,749

Jamf Holding
0.125%, 09/01/26 (A)	3,250,000	3,785,911

Lumentum Holdings
0.500%, 12/15/26	3,500,000	3,806,250

Mandiant
0.875%, 06/01/24	1,500,000	1,574,062

MicroStrategy
0.000%, 02/15/27 (A) (B)	1,000,000	825,502

OSI Systems
1.250%, 09/01/22	2,470,000	2,548,746

Progress Software
1.000%, 04/15/26 (A)	4,000,000	4,279,835

PROS Holdings
1.000%, 05/15/24	1,500,000	1,338,625

SunPower
4.000%, 01/15/23	1,500,000	2,285,655

Verint Systems
0.250%, 04/15/26 (A)	1,460,000	1,442,677

Vishay Intertechnology
2.250%, 06/15/25	3,280,000	3,331,168

Workiva
1.125%, 08/15/26	1,000,000	1,972,221

		49,013,990

Real Estate — 2.5%

DigitalBridge Group
5.000%, 04/15/23	2,000,000	2,060,367

Realogy Group
0.250%, 06/15/26 (A)	2,466,000	2,506,661

		4,567,028

Total Convertible Bonds
(Cost $155,088,710)		165,907,026

CORPORATE OBLIGATIONS —3.9%

Consumer Staples — 0.5%

Vector Group
5.750%, 02/01/29 (A)	1,000,000	995,000

Energy — 0.8%

NGL Energy Operating
7.500%, 02/01/26 (A)	925,000	938,015

Phillips 66
0.900%, 02/15/24	500,000	498,709

		1,436,724

Financials — 0.9%

Avolon Holdings Funding
4.250%, 04/15/26 (A)	250,000	268,661

Goldman Sachs Group
0.627%, VAR United States Secured Overnight Financing Rate + 0.538%, 11/17/23	1,000,000	998,849

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Financials — continued

Starwood Property Trust
5.000%, 12/15/21	$191,000	$191,239

		1,458,749

Information Technology — 0.0%

Micron Technology
2.703%, 04/15/32	60,000	59,897

Utilities — 1.7%

American Electric Power
0.750%, 11/01/23	2,750,000	2,743,347

NextEra Energy Capital Holdings
0.650%, 03/01/23	400,000	400,450

		3,143,797

Total Corporate Obligations (Cost $7,106,386)		7,094,167

U.S. TREASURY OBLIGATIONS —3.3%

U.S. Treasury Bill
0.110%, 11/04/21	3,000,000	2,999,991

U.S. Treasury Note
0.125%, 10/31/22	3,000,000	2,999,063

Total U.S. Treasury Obligations (Cost $5,998,533)		5,999,054

SOVEREIGN DEBT —0.4%

Mexico Government International Bond
3.771%, 05/24/61	235,000	216,376

Peruvian Government International Bond
3.300%, 03/11/41	240,000	235,579
2.783%, 01/23/31	235,000	233,708

Total Sovereign Debt (Cost $702,317)		685,663

SHORT-TERM INVESTMENT —1.0%

	Shares

SEI Daily Income Trust, Government
Fund, Cl F, 0.010% (C)	1,884,147	1,884,147

Total Short-Term Investment
(Cost $1,884,147)		1,884,147

Total Investments — 99.7%
(Cost $170,780,093)		$181,570,057

PURCHASED OPTION* — 0.0%(D)

	Contracts	Value

Total Purchased Options
(Cost $148,026)	25	$36,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2021

A list of the option contracts held by the Fund at October 31, 2021, is as follows:

PURCHASED OPTION — 0.0%

	Contracts	Notional	Strike Price	Expiration Date	Value
Put Option

UNITED STATES — 0.0%
December 21 Puts on SPXW*	25	$11,513,450	$3,850.00	12/31/21	$36,000

Total Purchased Options					$36,000

A list of the open futures contracts held by the Fund at October 31, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Short Contracts
U.S. 10-Year Treasury Note	(2)	Dec-2021	$(267,216)	$(261,406)	$5,810
U.S. 5-Year Treasury Note	(2)	Jan-2022	(247,231)	(243,500)	3,731
U.S. Long Treasury Bond	(4)	Dec-2021	(656,743)	(643,375)	13,368

			$(1,171,190)	$(1,148,281)	$22,909

A list of the open OTC swap agreements as of October 31, 2021, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Akamai Tech Inc. Effective Rate -0.28%	BNP PARIBAS - AKAMAI TECH INC - 00971T101	TOTAL RETURN STOCK	Annually	01/15/2024	USD	3,008,856	$24,057	$–	$24,057
BNP Paribas	Ares Capital Corp. Effective Rate -0.28%	BNP PARIBAS -ARCC US- 04010L103	TOTAL RETURN STOCK	Annually	08/17/2023	USD	2,780,289	(53,117)	–	(53,117)
BNP Paribas	Atlas Air Worldwide Effective Rate -0.28%	BNP PARIBAS - AAWWUS - 049164205	TOTAL RETURN STOCK	Annually	08/29/2022	USD	1,559,723	(38,480)	–	(38,480)
BNP Paribas	Atlas Air Worldwide, 2.250%	BNP PARIBAS	FIX NOMINAL
	Effective Rate 1.180%	-AAWW 2 1/4
		06/01/22- 049164BH8		Annually	06/01/2022	USD	(647,125)	8,520	–	8,520
BNP Paribas	Avadel Pharmaceutica	BNP PARIBAS -AVDL	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 05337M104		Annually	01/28/2023	USD	469,402	12,024	–	12,024
BNP Paribas	Avaya Holdings Corp.	BNP PARIBAS -AVYA	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 05351X101		Annually	12/04/2022	USD	850,009	43,684	–	43,684
BNP Paribas	Beyond Meat	BNP PARIBAS -BYND	TOTAL RETURN STOCK
	Effective Rate -0.28%	US -‘08862E109		Annually	03/05/2023	USD	802,864	50,541	–	50,541
BNP Paribas	Bigcommerce Holdings Inc.	BNP PARIBAS -BIGC	TOTAL RETURN STOCK
	Effective Rate -1.04%	US- 08975P108		Annually	09/14/2023	USD	439,438	60,365	–	60,365
BNP Paribas	Blackstone Mortgage Trust Inc.	BNP PARIBAS -BXMT	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 09257W100		Annually	08/25/2023	USD	180,208	(4,049)	–	(4,049)
BNP Paribas	Bloom Energy	BNP BLOOM ENERGY	TOTAL RETURN STOCK
	Effective Rate -0.28%	093712107		Annually	08/11/2022	USD	2,347,718	(1,028,582)	–	(1,028,582)
BNP Paribas	Bridge Bio	BNP PARIBAS	TOTAL RETURN STOCK
	Effective Rate -0.28%	- BRIDGEBIO
		-10806X102		Annually	03/05/2022	USD	1,255,397	(36,748)	–	(36,748)
BNP Paribas	Cheesecake Factory	BNP PARIBAS -CAKE	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 163072101		Annually	06/15/2023	USD	434,704	24,199	–	24,199
BNP Paribas	Chefs’ Warehouse	BNP PARIBAS	TOTAL RETURN BOND
	Effective Rate 1.180%	- 163086AC5		Annually	12/01/2024	USD	(2,715,684)	37,279	–	37,279
BNP Paribas	Chefs’ Warehouse	BNP PARIBAS -CHEF	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 163086101		Annually	04/08/2023	USD	952,861	(34,049)	–	(34,049)
BNP Paribas	Cloudflare Inc.	BNP PARIBAS - NET US	TOTAL RETURN STOCK
	Effective Rate -0.28%	- 18915M107		Annually	05/15/2022	USD	3,059,025	(485,165)	–	(485,165)
BNP Paribas	Conmed Corp	BNP PARIBAS	TOTAL RETURN STOCK
	Effective Rate -0.28%	- CONMED
		CORP- 207410101		Annually	04/13/2022	USD	2,684,367	(80,576)	–	(80,576)
BNP Paribas	Copa Holdings	BNP PARIBAS	TOTAL RETURN BOND
	Effective Rate 1.180%	- 21720AAB8		Annually	04/15/2025	USD	(5,335,305)	(527,504)	–	(527,504)
BNP Paribas	Copa Holdings	BNP PARIBAS -CPA	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- P31076105		Annually	04/30/2022	USD	4,214,637	494,056	–	494,056
BNP Paribas	CSG Systems International Inc.	BNP PARIBAS - CSG SYS	TOTAL RETURN STOCK
	Effective Rate -0.28%	INT INC - 126349109		Annually	01/15/2024	USD	160,640	465	–	465
BNP Paribas	Dexcom Inc.	BNP PARIBAS	FIX NOMINAL
	Effective Rate 1.180%	- DXCM-252131AK3		Annually	11/15/2025	USD	(2,407,399)	147,063	–	147,063
BNP Paribas	Dexcom Inc.	BNP PARIBAS -DXCM	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 252131107		Annually	05/14/2022	USD	1,267,231	(166,259)	–	(166,259)
BNP Paribas	DraftKings	BNP PARIBAS -DKNG	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 26142R104		Annually	04/08/2023	USD	557,728	17,232	–	17,232

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND
OCTOBER 31, 2021

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Enphase Energy	BNP PARIBAS -	TOTAL RETURN STOCK
	Effective Rate -0.28%	ENPHASE ENERGY
		-29355A107		Annually	03/05/2022	USD	1,043,531	$(300,020)	$–	$(300,020)
BNP Paribas	Etsy	BNP PARIBAS -ETSY	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 29786A106		Annually	06/14/2023	USD	1,662,539	(217,791)	–	(217,791)
BNP Paribas	Exact Sciences	BNP PARIBAS - EXACT	TOTAL RETURN STOCK
	Effective Rate -0.28%	SCI CORP -30063P105		Annually	01/15/2022	USD	1,702,112	64,169	–	64,169
BNP Paribas	Exact Sciences, 0.38%	BNP PARIBAS EXACT	FIX NOMINAL
	Effective Rate 1.180%	SCI CO 30063PAC9		Annually	03/01/2028	USD	(879,163)	(23,009)	–	(23,009)
BNP Paribas	Fireeye Inc.	BNP PARIBAS - FEYE 0	FIX NOMINAL
	Effective Rate 1.180%	7/8 2024 - 31816QAF8		Annually	06/01/2024	USD	(855,836)	(24,286)	–	(24,286)
BNP Paribas	Ford Motor Company	BNP PARIBAS -F	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 345370860		Annually	03/19/2023	USD	2,079,465	(182,975)	–	(182,975)
BNP Paribas	Hercules Capital Inc.	BNP PARIBAS -HTGC	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 427096508		Annually	08/25/2023	USD	537,660	(8,393)	–	(8,393)
BNP Paribas	Huazhu Group Ltd.	BNP PARIBAS - HTHT	TOTAL RETURN STOCK
	Effective Rate -0.28%	US 44332N106		Annually	06/05/2022	USD	1,736,660	90,718	–	90,718
BNP Paribas	Innoviva Inc.	BNP PARIBAS -INVA	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 45781M101		Annually	08/17/2023	USD	672,705	(34,083)	–	(34,083)
BNP Paribas	Integra Lifesciences Holding	BNP PARIBAS	FIX NOMINAL
	Effective Rate 1.180%	IART 0 1/2
		08/15/25-457669AA7		Annually	02/20/2022	USD	(2,205,119)	(35,275)	–	(35,275)
BNP Paribas	Integra Lifesciences Holding	BNP PARIBAS - IAR	TOTAL RETURN STOCK
	Effective Rate -0.28%	-457985208		Annually	02/20/2022	USD	1,759,680	31,556	–	31,556
BNP Paribas	Itron	BNP PARIBAS -ITRI	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 465741106		Annually	03/15/2023	USD	937,375	(34,837)	–	(34,837)
BNP Paribas	Jamf Holding Corp.	BNP PARIBAS -JAMF	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 47074L105		Annually	09/24/2023	USD	1,578,467	(170,435)	–	(170,435)
BNP Paribas	Jazz Pharmaceuticals Inc.	BNP PARIBAS - JAZZ	TOTAL RETURN STOCK
	Effective Rate -0.28%	INVESTMENTS
		G50871105		Annually	01/15/2022	USD	1,772,820	96,351	–	96,351
BNP Paribas	Jazz, 1.5%	BNP PARIBAS - JAZZ	FIX NOMINAL
	Effective Rate 1.180%	INVESTMENTS
		472145AD3		Annually	08/15/2024	USD	(2,066,527)	(31,007)	–	(31,007)
BNP Paribas	John Bean Technologies Corp.	BNP PARIBAS -JBT	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 477839104		Annually	10/20/2023	USD	1,676,830	21,922	–	21,922
BNP Paribas	Joyy Inc.	BNP PARIBAS - JOYY	TOTAL RETURN STOCK
	Effective Rate -0.28%	INC - 46591M109		Annually	01/15/2022	USD	499,316	65,915	–	65,915
BNP Paribas	Ligand Pharmaceuticals Inc.	BNP PARIBAS -LGND	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 53220K504		Annually	09/07/2023	USD	208,416	(25,107)	–	(25,107)
BNP Paribas	LITE	BNP PARIBAS	TOTAL RETURN BOND
	Effective Rate 1.180%	-LITE 0 1/2
		12/15/26-55024UAD1		Annually	12/15/2026	USD	(778,597)	(16,331)	–	(16,331)
BNP Paribas	Live Nation Entertainment	BNP PARIBAS -LYV	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 538034109		Annually	11/13/2022	USD	3,554,950	14,368	–	14,368
BNP Paribas	Lumentum Holdings Inc.	BNP PARIBAS-	TOTAL RETURN STOCK
	Effective Rate -0.28%	LUMENTUM
		HOLDINGS
		INC-55024U109		Annually	01/15/2025	USD	2,360,724	73,038	–	73,038
BNP Paribas	Lyft Inc.	BNP PARIBAS	FIX NOMINAL
	Effective Rate 1.180%	- LYFT- 55087PAB0		Annually	05/15/2025	USD	(2,282,791)	(189,353)	–	(189,353)
BNP Paribas	Lyft Inc.	BNP PARIBAS -LYFT US	TOTAL RETURN STOCK
	Effective Rate -0.28%	55087P104		Annually	05/15/2022	USD	1,588,664	175,720	–	175,720
BNP Paribas	Mandiant Inc.	BNP PARIBAS -	TOTAL RETURN STOCK
	Effective Rate -0.28%	MANDIANT, INC
		- 562662106		Annually	01/15/2024	USD	849,479	39,399	–	39,399
BNP Paribas	Microstrategy Inc.	BNP PARIBAS -MSTR	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 594972408		Annually	12/11/2022	USD	337,433	15,624	–	15,624
BNP Paribas	Minerals Technologies	BNP PARIBAS	TOTAL RETURN BOND
	Effective Rate 1.180%	- 56400PAP7		Annually	03/01/2026	USD	(1,848,927)	(67,705)	–	(67,705)
BNP Paribas	Minerals Technologies	BNP PARIBAS -MNKD	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 56400P706		Annually	03/17/2023	USD	981,352	73,172	–	73,172
BNP Paribas	Nuvasive Inc.	BNP PARIBAS -	TOTAL RETURN STOCK
	Effective Rate -0.28%	NUVASIVE INC
		670704105		Annually	01/15/2022	USD	706,750	39,684	–	39,684
BNP Paribas	Okta Inc.	BNP PARIBAS - OKTAS	TOTAL RETURN STOCK
	Effective Rate -0.28%	- 679295105		Annually	01/15/2022	USD	1,606,626	49,242	–	49,242
BNP Paribas	Okta Inc., 0.125%	BNP PARIBAS - OKTAB	FIX NOMINAL
	Effective Rate 1.180%	- 679295AD7		Annually	09/01/2025	USD	(2,219,268)	(45,786)	–	(45,786)
BNP Paribas	OSI Systems	BNP PARIBAS -OSIS US	TOTAL RETURN STOCK
	Effective Rate -0.28%	671044105		Annually	08/31/2022	USD	616,850	11,577	–	11,577
BNP Paribas	Peloton Interactive Inc.	BNP PARIBAS -PTON	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 70614W100		Annually	03/23/2023	USD	552,286	(32,982)	–	(32,982)
BNP Paribas	PennyMac Mortgage Investment	BNP PARIBAS -PMT	TOTAL RETURN STOCK
	Trust	US- 70931T103
	Effective Rate -0.28%			Annually	09/01/2023	USD	418,950	(4,239)	–	(4,239)
BNP Paribas	Progress Software	BNP PARIBAS -PRGS	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 743312100		Annually	04/23/2023	USD	1,751,282	(43,090)	–	(43,090)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND
OCTOBER 31, 2021

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
BNP Paribas	Pros Holdings Inc.	BNP PARIBAS -PRO	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 74346Y103		Annually	11/13/2022	USD	233,036	$29,014	$–	$29,014
BNP Paribas	Radius Global Infrastructure Inc.	BNP PARIBAS -RADI	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 750481103		Annually	09/13/2023	USD	1,011,000	(28,894)	–	(28,894)
BNP Paribas	Realogy Holdings Corp.	BNP PARIBAS -RLGY	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 75605Y106		Annually	06/04/2023	USD	1,147,426	153,134	–	153,134
BNP Paribas	Sea Ltd.	BNP PARIBAS - SEA	TOTAL RETURN STOCK
	Effective Rate -0.28%	LIMITED 81141R100		Annually	01/15/2022	USD	1,524,350	46,857	–	46,857
BNP Paribas	SoFi Technologies Inc.	BNP PARIBAS -SOFI	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 83406F102		Annually	10/04/2023	USD	1,007,760	(37,014)	–	(37,014)
BNP Paribas	Southwest Airlines Co.	BNP PARIBAS -LUV	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 844741108		Annually	12/11/2022	USD	3,991,030	243,718	–	243,718
BNP Paribas	Spotify Technology	BNP PARIBAS -SPOT	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- L8681T102		Annually	04/01/2023	USD	569,020	(96,653)	–	(96,653)
BNP Paribas	SunPower	BNP PARIBAS - SPWR	TOTAL RETURN STOCK
	Effective Rate -0.28%	-867652406		Annually	10/09/2022	USD	1,185,992	(248,035)	–	(248,035)
BNP Paribas	Systems International Inc.	BNP PARIBAS-CSGS	TOTAL RETURN BOND
	Effective Rate 1.180%	4.25% 3/15/36
		- 126349AF6		Annually	03/15/2036	USD	(750,898)	(4,747)	–	(4,747)
BNP Paribas	Twitter	BNP PARIBAS -TWTR	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 90184L102		Annually	02/12/2023	USD	684,193	100,543	–	100,543
BNP Paribas	Upstart Holdings Inc.	BNP PARIBAS -UPST	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 91680M107		Annually	08/20/2023	USD	1,092,000	190,186	–	190,186
BNP Paribas	Verint Systems Inc.	BNP PARIBAS- VRNT	TOTAL RETURN STOCK
	Effective Rate -0.28%	US- 92343X100		Annually	09/27/2023	USD	600,108	(1,088)	–	(1,088)
BNP Paribas	Vishay Intertechnology Inc.	BNP PARIBAS	TOTAL RETURN STOCK
	Effective Rate -0.28%	- VSHS- 928298108		Annually	01/15/2022	USD	728,625	7,807	–	7,807
BNP Paribas	Wday, 0.25%	BNP PARIBAS -	FIX NOMINAL
	Effective Rate 1.180%	WDAY0.25 10/01/22
		- 98138HAF8		Annually	10/01/2022	USD	(1,854,851)	118,427	–	118,427
BNP Paribas	Workday Inc.	BNP PARIBAS -	TOTAL RETURN STOCK
	Effective Rate -0.28%	WORKDAY INC
		- 98138H101		Annually	01/15/2025	USD	1,653,039	(115,993)	–	(115,993)
BNP Paribas	Workiva Inc.	BNP PARIBAS - WKUS	TOTAL RETURN STOCK
	Effective Rate -0.28%	- 98139A105		Annually	01/15/2022	USD	1,508,274	(77,097)	–	(77,097)
BNP Paribas	Ziff Davis Inc.	BNP PARIBAS	TOTAL RETURN STOCK
	Effective Rate -0.28%	- ZIFF DAVIS
		INC - 48123V102		Annually	02/25/2022	USD	1,983,520	(68,985)	–	(68,985)
BNP Paribas	Norwegian Cruise Line	BNP PARIBAS -	TOTAL RETURN
	Effective Rate -0.28%	NORWEGIAN CRUISE
		LINE HOLDIN		Annually	04/29/2025	USD	3,435,635	104,574	–	104,574

								$(1,843,539)	$–	$(1,843,539)

Percentages are based upon Net Assets of $182,170,830.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at October 31, 2021 was $72,892,918 and represents 40.0% of Net Assets.

(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	The rate reported is the 7-day effective yield as of October 31, 2021.
(D)	Refer to table below for details on Options Contracts.

Cl — Class

OTC — Over the Counter

SPX — S&P 500 Index

USD — U. S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE
INCOME FUND
OCTOBER 31, 2021

The following is a summary of the inputs used as of October 31, 2021 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$165,907,026	$—	$165,907,026
Corporate Obligations	—	7,094,167	—	7,094,167
U.S. Treasury Obligations	—	5,999,054	—	5,999,054
Sovereign Debt	—	685,663	—	685,663
Short-Term Investment	1,884,147	—	—	1,884,147

Total Investments in Securities	$1,884,147	$179,685,910	$—	$181,570,057

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$36,000	$–	$–	$36,000
Futures Contracts*
Unrealized Appreciation	22,909	–	–	22,909
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	2,776,200	–	2,776,200
Unrealized Depreciation	–	(4,619,739)	–	(4,619,739)

Total Other Financial Instruments	$58,909	$(1,843,539)	$–	$(1,784,630)

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Quality Value Fund	Westwood Total Return Fund	Westwood Quality SMidCap Fund	Westwood Quality SmallCap Fund
Assets:
Investments, at Value (Cost $149,271,980, $122,243,419, $284,367,258 and $857,080,981, respectively)	$207,581,076	$144,208,669	$338,901,831	$1,098,977,914
Dividends and Interest Receivable	93,513	489,093	95,891	120,904
Receivable for Capital Shares Sold	51,018	2,100	41,666	1,108,680
Receivable for Investment Securities Sold	–	–	–	1,229,770
Reclaim Receivable	–	2,242	–	–
Prepaid Expenses	18,117	13,875	48,812	39,973
Reimbursement/Receivable on Distribution Fee - A Class Shares	–	16	–	–

Total Assets	207,743,724	144,715,995	339,088,200	1,101,477,241

Liabilities:
Payable for Investment Securities Purchased	–	881,525	–	3,270,006
Payable due to Investment Adviser	80,845	11,712	134,022	562,064
Payable for Capital Shares Redeemed	40,032	–	485,316	2,331,575
Payable for Professional Fees	26,001	27,494	27,835	37,807
Chief Compliance Officer Fees Payable	336	96	891	3,932
Payable for Distribution Fees — A Class Shares	327	–	–	286
Payable for Distribution Fees — C Class Shares	2	64	–	419
Payable due to Trustees	26	–	59	416
Payable for Shareholder Servicing Fees— Institutional Shares	–	–	13,545	30,194
Other Accrued Expenses	7,718	7,629	14,701	42,473

Total Liabilities	155,287	928,520	676,369	6,279,172

Net Assets	$207,588,437	$143,787,475	$338,411,831	$1,095,198,069

NET ASSETS CONSIST OF:
Paid-in Capital	$111,788,212	$112,947,502	$237,210,074	$812,981,158
Total distributable earnings	95,800,225	30,839,973	101,201,757	282,216,911

Net Assets	$207,588,437	$143,787,475	$338,411,831	$1,095,198,069

Institutional Shares
Net Assets	$206,730,094	$143,710,068	$237,478,619	$586,435,251
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	13,368,950	18,776,694	14,288,706	26,673,116

Net Asset Value, Offering and Redemption Price Per Share	$15.46	$7.65	$16.62	$21.99

A Class Shares
Net Assets	$858,127	$4,093	N/A	$1,470,265
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	55,274	536	N/A	67,007

Net Asset Value, Offering and Redemption Price Per Share	$15.53*	$7.64	N/A	$21.94

Ultra Shares
Net Assets	N/A	N/A	$100,933,212	$506,443,637
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	6,071,411	23,007,302

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$16.62	$22.01

C Class Shares
Net Assets	$216	$73,314	N/A	$848,916
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14	9,613	N/A	39,025

Net Asset Value, Offering and Redemption Price Per Share	$15.33*	$7.63	N/A	$21.75

Maximum Offering Price Per Share (A Class Shares)	$16.18	$7.96	N/A	$22.85

	($15.53/97.00%)	($ 7.64/97.00%)	N/A	($21.94/96.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Assets:
Investments, at Value (Cost $776,716,550, $92,009,431 and $170,780,093, respectively)	$886,676,252	$96,803,253	$181,570,057
Purchased Options, at Value (Cost $-, $- and $148,026, respectively)	–	–	36,000
Swap Contracts, at Value (Cost $-, $- and $-, respectively)	–	–	2,776,200
Dividends and Interest Receivable	3,664,174	924,802	830,296
Receivable for Capital Shares Sold	1,148,467	40,212	129,988
Reclaim Receivable	22,092	–	–
Receivable Due from Prime Broker	–	–	59,326
Cash Collateral on Swap Contracts	–	–	3,058,840
Cash Collateral on Futures Contracts	–	–	487,389
Prepaid Expenses	23,449	14,340	21,942
Reimbursement/Receivable on Distribution Fee - C Class Shares	–	–	241

Total Assets	891,534,434	97,782,607	188,970,279

Liabilities:
Swap Contracts, at Value (Premiums Received , $-, $- and $- and , respectively)	–	–	4,619,739
Payable for Investment Securities Purchased	188,000	1,088,525	1,155,720
Payable due to Investment Adviser	505,752	537,909	914,480
Payable for Capital Shares Redeemed	163,806	9,362	60,000
Payable for Professional Fees	37,545	30,606	31,744
Payable for Distribution Fees — A Class Shares	15,030	670	15
Payable for Distribution Fees — C Class Shares	7,273	28	–
Chief Compliance Officer Fees Payable	3,142	–	279
Payable due to Trustees	185	34	164
Variation Margin Payable	–	–	1,328
Payable for Shareholder Servicing Fees— Institutional Shares	–	20,491	7,195
Other Accrued Expenses	43,448	7,476	8,785

Total Liabilities	964,181	1,695,101	6,799,449

Net Assets	$890,570,253	$96,087,506	$182,170,830

NET ASSETS CONSIST OF:
Paid-in Capital	$707,394,158	$101,289,758	$172,319,684
Total distributable earnings / (loss)	183,176,095	(5,202,252)	9,851,146

Net Assets	$890,570,253	$96,087,506	$182,170,830

Institutional Shares
Net Assets	$814,633,089	$94,359,744	$53,734,400
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	58,523,935	8,845,115	4,878,004

Net Asset Value, Offering and Redemption Price Per Share	$13.92	$10.67	$11.02

A Class Shares
Net Assets	$62,614,004	$1,623,263	$67,806
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,503,472	151,365	6,164

Net Asset Value, Offering and Redemption Price Per Share	$13.90	$10.72	$11.00

Ultra Shares
Net Assets	N/A	N/A	$128,328,429
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	11,645,450

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$11.02

C Class Shares
Net Assets	$13,323,160	$104,499	$40,195
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	962,338	9,721	3,652

Net Asset Value, Offering and Redemption Price Per Share	$13.84	$10.75	$11.01

Maximum Offering Price Per Share (A Class Shares)	$14.48	$11.17	$11.46

	($13.90/97.00%)	($10.72/97.00%)	($11.00/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Westwood Quality Value Fund(1)	Westwood Total Return Fund	Westwood Quality SMidCap Fund(2)	Westwood Quality SmallCap Fund(3)
Investment Income
Dividends	$2,937,727	$1,301,833	$5,154,637	$16,268,554
Interest	–	1,305,226	–	–
Less: Foreign Taxes Withheld	–	(3,825)	–	–

Total Investment Income	2,937,727	2,603,234	5,154,637	16,268,554

Expenses
Investment Advisory Fees	1,130,418	364,491	2,126,382	7,722,132
Administration Fees	84,563	54,100	126,203	404,256
Trustees’ Fees	7,957	4,985	11,366	37,759
Distribution Fees - A Class	2,988	9	–	3,442
Distribution Fees - C Class	3	70	–	5,019
Chief Compliance Officer Fees	2,785	2,503	3,856	9,174
Transfer Agent Fees	66,686	55,864	63,223	193,528
Registration and Filing Fees	55,069	58,426	97,345	106,601
Professional Fees	41,997	38,321	65,921	132,705
Printing Fees	16,717	11,614	22,847	114,615
Custodian Fees	13,826	6,857	17,300	42,445
Pricing Fees	2,692	10,999	3,705	6,387
Shareholder Servicing Fees - Institutional	–	–	421,320	645,458
Shareholder Servicing Fees - Y Class	–	–	–	4,239
Other Expenses	12,658	8,355	15,881	47,460

Total Expenses	1,438,359	616,594	2,975,349	9,475,220

Less:
Waiver of Investment Advisory Fees	(210,479)	(190,536)	(626,791)	(1,536,584)
Fees Paid Indirectly	(260)	(21)	(26)	(2,865)

Net Expenses	1,227,620	426,037	2,348,532	7,935,771

Net Investment Income	1,710,107	2,177,197	2,806,105	8,332,783

Net Realized Gain on Investments	40,037,123	9,654,540	46,153,438	64,160,489
Net Change in Unrealized Appreciation on Investments	19,579,369	11,820,853	33,763,426	225,235,252

Net Realized and Unrealized Gain on Investments	59,616,492	21,475,393	79,916,864	289,395,741

Net Increase in Net Assets Resulting from Operations	$61,326,599	$23,652,590	$82,722,969	$297,728,524

(1) Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(2) Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

(3) Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Investment Income
Dividends	$10,477,795	$513,343	$663
Interest	10,763,363	3,085,601	3,404,563
Less: Foreign Taxes Withheld	(80,319)	(3,495)	–

Total Investment Income	21,160,839	3,595,449	3,405,226

Expenses
Investment Advisory Fees	6,268,450	603,691	1,211,549
Administration Fees	374,546	38,689	132,359
Distribution Fees - A Class	141,010	2,209	240
Distribution Fees - C Class	88,789	204	912
Trustees’ Fees	35,172	3,687	6,084
Chief Compliance Officer Fees	7,269	2,201	2,775
Transfer Agent Fees	183,687	54,213	76,340
Professional Fees	100,683	39,221	44,081
Printing Fees	84,996	8,180	17,672
Registration and Filing Fees	70,551	52,710	73,822
Custodian Fees	46,288	5,858	7,439
Pricing Fees	13,304	13,797	11,491
Shareholder Servicing Fees - Institutional	–	–	40,026
Other Expenses	48,380	6,075	10,316

Total Expenses	7,463,125	830,735	1,635,106

Less:
Waiver of Investment Advisory Fees	(105,982)	(137,884)	(378,777)
Fees Paid Indirectly	(2,738)	(49)	(11)

Net Expenses	7,354,405	692,802	1,256,318

Net Investment Income	13,806,434	2,902,647	2,148,908

Net Realized Gain on Investments	80,752,926 (1)	6,339,468	15,485,446
Net Realized Gain on Securities Sold Short	–	–	30,545
Net Realized Loss on Futures	–	–	(14,567)
Net Realized Loss on Purchased and Written Options	–	–	(1,060,027)
Net Realized Loss on Swap Contracts	–	–	(10,008,667)
Net Realized Loss on Forward Foreign Currency Transactions	–	–	(117,901)
Net Realized Gain (Loss) on Foreign Currency Transactions	(22,735)	–	196,481
Net Change in Unrealized Appreciation on Investments	30,555,617	2,391,176	4,722,304
Net Change in Unrealized Appreciation on Futures	–	–	11,919
Net Change in Unrealized Depreciation on Purchased and Written Options	–	–	(35,422)
Net Change in Unrealized Depreciation on Swap Contracts	–	–	(3,886,417)
Net Change in Unrealized Depreciation on Foreign Currency Translation and Other Assets and Liabilities Denominated in Foreign Currencies	(90)	–	(507)
Net Change in Unrealized Appreciation on Forward Foreign Currency Contracts	–	–	9,417

Net Realized and Unrealized Gain on Investments	111,285,718	8,730,644	5,332,604

Net Increase in Net Assets Resulting from Operations	$125,092,152	$11,633,291	$7,481,512

(1) Includes realized gains as a result of an in-kind redemption (see Note 12 in the Notes to Financial Statements).

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Quality Value Fund(1)
	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Investment Income	$1,710,107	$3,254,090
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	40,037,123	10,364,501
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	19,579,369	(26,029,759)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,326,599	(12,411,168)

Distributions:
Institutional Shares	(11,086,837)	(10,378,309)
A Class Shares	(131,278)	(599,189)
Ultra Shares	–	–
C Class Shares	(10)	–

Total Distributions	(11,218,125)	(10,977,498)

Capital Share Transactions:
Institutional Shares:
Issued	26,813,884	15,164,063
Reinvestment of Dividends	9,127,074	8,745,704
Redeemed	(51,279,758)	(53,514,148)

Increase/Decrease from Institutional Capital Share Transactions	(15,338,800)	(29,604,381)

A Class Shares:
Issued	192,311	1,001,619
Reinvestment of Dividends	131,278	599,189
Redeemed	(1,996,945)	(11,953,645)

Increase/Decrease from A Class Capital Share Transactions	(1,673,356)	(10,352,837)

Ultra Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Increase from Ultra Capital Share Transactions	N/A	N/A

C Class Shares:
Issued	2	135
Reinvestment of Dividends	10	–
Redeemed	–	–

Increase from C Class Capital Share Transactions	12	135

Net Increase/Decrease in Net Assets from Capital Share Transactions	(17,012,144)	(39,957,083)

Total Increase (Decrease) in Net Assets	33,096,330	(63,345,749)

Net Assets:
Beginning of Year	174,492,107	237,837,856

End of Year	$207,588,437	$174,492,107

Shares Issued and Redeemed:
Institutional Shares:
Issued	1,895,497	1,290,454
Reinvestment of Dividends	713,906	666,706
Redeemed	(3,843,269)	(4,427,380)

Total Institutional Transactions	(1,233,866)	(2,470,220)

A Class Shares:
Issued	13,323	77,790
Reinvestment of Dividends	10,233	45,539
Redeemed	(149,365)	(940,573)

Total A Class Transactions	(125,809)	(817,244)

Ultra Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Total Ultra Transactions	N/A	N/A

C Class Shares:
Issued	–	13
Reinvestment of Dividends	1	–
Redeemed	–	–

Total C Class Transactions	1	13

Net Increase (Decrease) in Shares Outstanding	(1,359,674)	(3,287,451)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(1) Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.

(2) Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

(3) Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

(4) Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.

(5) Includes realized gains as a result of an in-kind redemption (see Note 12 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Total Return Fund(2)		Westwood Quality SMidCap Fund(3)		Westwood Quality SmallCap Fund(4)		Westwood Income Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020	October 31, 2021	October 31, 2020
$2,177,197	$656,821	$2,806,105	$1,523,434	$8,332,783	$3,425,305	$13,806,434	$12,772,904
9,654,540	2,615,188	46,153,438	3,148,874	64,160,489	(15,101,188)	80,730,191(5)	60,950,237
11,820,853	9,276,889	33,763,426	(14,292,413)	225,235,252	(35,463,850)	30,555,527	(50,450,602)

23,652,590	12,548,898	82,722,969	(9,620,105)	297,728,524	(47,139,733)	125,092,152	23,272,539

(4,734,312)	(1,529,383)	(5,290,326)	(1,645,424)	(2,987,544)	(4,375,529)	(56,562,024)	(197,072,352)
(64)	(1)	–	–	(7,294)	(2,037)	(3,856,704)	(13,775,959)
–	–	(219,880)	(19,512,974)	(1,597,937)	–	–	–
(152)	(1)	–	–	(227)	(952)	(402,304)	(136,781)

(4,734,528)	(1,529,385)	(5,510,206)	(21,158,398)	(4,593,002)	(4,378,518)	(60,821,032)	(210,985,092)

53,807,851	79,421,093	55,681,359	31,954,522	250,276,944	202,629,773	223,537,176	185,711,678
4,727,376	1,517,467	5,269,890	21,074,422	2,615,934	3,818,988	51,959,190	179,890,923
(19,781,500)	(10,639,702)	(50,919,571)	(45,228,043)	(216,685,078)	(215,663,893)	(183,004,295)	(584,025,559)

38,753,727	70,298,858	10,031,678	7,800,901	36,207,800	(9,215,132)	92,492,071	(218,422,958)

3,470	131	N/A	N/A	683,436	875,296	23,359,106	16,075,524
63	1	N/A	N/A	6,782	1,646	3,507,622	12,938,429
–	–	N/A	N/A	(589,763)	(88,077)	(16,529,826)	(33,211,176)

3,533	132	N/A	N/A	100,455	788,865	10,336,902	(4,197,223)

N/A	N/A	102,073,362	2,058,537	304,226,286	154,142,870	N/A	N/A
N/A	N/A	219,880	–	1,266,260	–	N/A	N/A
N/A	N/A	(17,547,586)	–	(51,155,545)	(2,596,065)	N/A	N/A

N/A	N/A	84,745,656	2,058,537	254,337,001	151,546,805	N/A	N/A

71,650	135	N/A	N/A	591,709	203,955	8,354,432	4,566,451
152	1	N/A	N/A	227	952	396,871	136,689
–	–	N/A	N/A	(46,058)	(32,694)	(396,921)	(481,532)

71,802	136	N/A	N/A	545,878	172,213	8,354,382	4,221,608

38,829,062	70,299,126	94,777,334	9,859,438	291,191,134	143,292,751	111,183,355	(218,398,573)

57,747,124	81,318,639	171,990,097	(20,919,065)	584,326,656	91,774,500	175,454,475	(406,111,126)

86,040,351	4,721,712	166,421,734	187,340,799	510,871,413	419,096,913	715,115,778	1,121,226,904

$143,787,475	$86,040,351	$338,411,831	$166,421,734	$1,095,198,069	$510,871,413	$890,570,253	$715,115,778

7,458,941	14,198,390	3,569,810	2,859,667	12,662,660	14,722,927	16,472,352	14,520,919
678,084	262,163	386,774	1,601,052	148,802	220,174	3,918,464	14,452,969
(2,741,173)	(1,790,419)	(3,402,481)	(3,911,745)	(10,893,500)	(14,871,436)	(13,468,901)	(43,858,109)

5,395,852	12,670,134	554,103	548,974	1,917,962	71,665	6,921,915	(14,884,221)

502	25	N/A	N/A	33,869	61,568	1,717,828	1,271,125
9	–	N/A	N/A	386	95	265,073	1,034,296
–	–	N/A	N/A	(28,226)	(6,334)	(1,225,243)	(2,618,384)

511	25	N/A	N/A	6,029	55,329	757,658	(312,963)

N/A	N/A	7,021,662	173,132	14,938,603	10,672,357	N/A	N/A
N/A	N/A	16,046	–	72,028	–	N/A	N/A
N/A	N/A	(1,139,429)	–	(2,499,316)	(176,370)	N/A	N/A

N/A	N/A	5,898,279	173,132	12,511,315	10,495,987	N/A	N/A

9,567	26	N/A	N/A	28,559	12,336	613,440	359,189
20	–	N/A	N/A	13	55	30,069	11,094
–	–	N/A	N/A	(2,543)	(2,427)	(29,240)	(39,381)

9,587	26	N/A	N/A	26,029	9,964	614,269	330,902

5,405,950	12,670,185	6,452,382	722,106	14,461,335	10,632,945	8,293,842	(14,866,282)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2021	2020	2021	2020
Operations:

Net Investment Income	$2,902,647	$2,453,680	$2,148,908	$1,205,582
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	6,339,468	(597,967)	4,511,310	(3,766,338)
Net Change in Unrealized Appreciation on Investments, Futures, Purchased Options, Written Options, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,391,176	2,168,666	821,294	8,024,431

Net Increase in Net Assets Resulting from Operations	11,633,291	4,024,379	7,481,512	5,463,675

Distributions:

Institutional Shares	(2,977,937)	(2,403,390)	(432,393)	(313,976)

A Class Shares	(28,552)	(3,049)	(847)	(48)

Ultra Shares	–	–	(1,029,336)	(1,543,569)

C Class Shares	(586)	(3)	(95)	–

Total Distributions	(3,007,075)	(2,406,442)	(1,462,671)	(1,857,593)

Capital Share Transactions:

Institutional Shares:

Issued	30,838,485	30,358,881	51,704,897	18,922,855

Reinvestment of Dividends	2,926,171	2,330,289	430,754	313,697

Redeemed	(20,903,961)	(26,562,525)	(22,321,581)	(3,841,790)

Increase from Institutional Capital Share Transactions	12,860,695	6,126,645	29,814,070	15,394,762

A Class Shares:

Issued	1,497,333	347,104	100,652	36,304

Reinvestment of Dividends	28,552	3,049	847	48

Redeemed	(264,074)	(75,365)	(64,339)	(9,000)

Increase from A Class Capital Share Transactions	1,261,811	274,788	37,160	27,352

Ultra Shares:

Issued	N/A	N/A	56,461,535	78,909,146

Reinvestment of Dividends	N/A	N/A	1,029,291	1,543,569

Redeemed	N/A	N/A	(20,410,295)	(28,964,782)

Increase from Ultra Capital Share Transactions	N/A	N/A	37,080,531	51,487,933

C Class Shares:

Issued	104,995	135	40,700	149,635

Reinvestment of Dividends	586	3	95	–

Redeemed	(581)	–	(155,945)	(4,509)

Increase/Decrease from C Class Capital Share Transactions	105,000	138	(115,150)	145,126

Net Increase in Net Assets from Capital Share Transactions	14,227,506	6,401,571	66,816,611	67,055,173

Total Increase in Net Assets	22,853,722	8,019,508	72,835,452	70,661,255

Net Assets:

Beginning of Year	73,233,784	65,214,276	109,335,378	38,674,123

End of Year	$96,087,506	$73,233,784	$182,170,830	$109,335,378

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2021	2020	2021	2020

Shares Issued and Redeemed:

Institutional Shares:

Issued	2,909,531	3,328,007	4,720,940	1,833,617

Reinvestment of Dividends	277,550	252,894	39,419	31,184

Redeemed	(1,977,856)	(2,989,678)	(2,058,234)	(383,582)

Total Institutional Transactions	1,209,225	591,223	2,702,125	1,481,219

A Class Shares:

Issued	139,984	35,711	9,303	3,517

Reinvestment of Dividends	2,674	324	78	5

Redeemed	(24,561)	(7,725)	(5,880)	(859)

Total A Class Transactions	118,097	28,310	3,501	2,663

Ultra Shares:

Issued	N/A	N/A	5,166,470	7,896,395

Reinvestment of Dividends	N/A	N/A	94,173	153,362

Redeemed	N/A	N/A	(1,866,231)	(2,876,614)

Total Ultra Transactions	N/A	N/A	3,394,412	5,173,143

C Class Shares:

Issued	9,704	17	3,726	14,685

Reinvestment of Dividends	54	–	9	–

Redeemed	(54)	–	(14,335)	(433)

Total C Class Transactions	9,704	17	(10,600)	14,252

Net Increase in Shares Outstanding	1,337,026	619,550	6,089,438	6,671,277

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

(2) Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(5)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††	NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE

Westwood Quality Value Fund (A)

Institutional Shares

2021	$11.80	$0.13	$4.28	$4.41	$(0.17)	$(0.58)	$—	$(0.75)	$15.46	38.80%†	$206,730	0.65%		0.76%		0.91%	72%

2020	13.16	0.20	(0.95)	(0.75)	(0.21)	(0.40)	—	(0.61)	11.80	(6.11)†	172,349	0.65		0.77		1.66	52

2019	13.07	0.22	1.21	1.43	(0.19)	(1.15)	—	(1.34)	13.16	13.23	224,664	0.65		0.73		1.80	36

2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)	—	(0.85)	13.07	6.30†	213,175	0.65		0.72		1.50	49

2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00†	205,645	0.75		0.83		1.40	44

A Class Shares

2021	$11.84	$0.08	$4.31	$4.39	$(0.12)	$(0.58)	$—	$(0.70)	$15.53	38.46%†	$858	0.90%		1.01%		0.58%	72%

2020	13.20	0.18	(0.96)	(0.78)	(0.18)	(0.40)	—	(0.58)	11.84	(6.32)†	2,143	0.90		1.00		1.43	52

2019	13.12	0.19	1.21	1.40	(0.17)	(1.15)	—	(1.32)	13.20	12.92	13,174	0.90		0.98		1.54	36

2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)	—	(0.82)	13.12	6.02†	13,183	0.90		0.97		1.25	49

2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83†	1,984	1.00		1.08		1.14	44

C Class Shares (commenced operations on March 31, 2020)

2021	$11.80	$0.01	$4.27	$4.28	$(0.17)	$(0.58)	$—	$(0.75)	$15.33	37.62%	$—	1.48%		1.48%		0.08%	72%

2020	10.17	0.16	1.47	1.63	—	—	—	—	11.80	16.03	—	0.00	*(1)	0.00	*(1)	2.29 *	52 **

Westwood Total Return Fund ‡

Institutional Shares

2021	$6.43	$0.13	$1.41	$1.54	$(0.13)	$(0.19)	$—	$(0.32)	$7.65	24.46%†	$143,710	0.35%		0.51%		1.79%	66%

2020	6.64	0.07	0.92	0.99	(0.06)	(1.14)	—	(1.20)	6.43	17.59†	86,040	0.75		1.10		1.11	62

2019	10.46	0.12	0.53	0.65	(0.36)	(4.11)	—	(4.47)	6.64	16.55	4,722	0.75		2.13		1.76	66

2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)	—	(1.77)	10.46	2.35†	7,803	0.75		1.05		1.30	26

2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24	44,778	0.78		0.99		1.40	122

A Class Shares (commenced operations on March 31, 2020)

2021	$6.43	$0.11	$1.40	$1.51	$(0.11)	$(0.19)	$—	$(0.30)	$7.64	24.04%†	$4	0.64%		0.78%		1.47%	66%

2020	5.20	0.03	1.23	1.26	(0.03)	—	—	(0.03)	6.43	24.30	—	0.01	*	0.01	*	0.90 *	62 **

C Class Shares (commenced operations on March 31, 2020)

2021	$6.43	$0.02	$1.44	$1.46	$(0.07)	$(0.19)	$—	$(0.26)	$7.63	23.13%	$73	1.37%		1.56%		0.24%	66%

2020	5.20	0.03	1.23	1.26	(0.03)	—	—	(0.03)	6.43	24.30	—	0.01	*	0.01	*	0.88 *	62 **

Westwood Quality SMidCap Fund (B)

Institutional Shares

2021	$11.97	$0.15	$4.89	$5.04	$(0.13)	$(0.26)	$—	$(0.39)	$16.62	42.85%†	$237,479	0.88%		1.10%		0.99%	106%

2020	14.21	0.11	(0.75)	(0.64)	(0.11)	(1.49)	—	(1.60)	11.97	(5.39)†	164,350	0.88		1.05		0.90	69

2019	15.50	0.10	0.84	0.94	(0.11)	(2.12)	—	(2.23)	14.21	9.46	187,341	0.88		1.02		0.75	56

2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)	—	(1.91)	15.50	(0.33)†	315,140	0.88		1.03		0.50	58

2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83	346,913	0.97		0.97		0.40	55

Ultra Shares (commenced operations on July 31, 2020)

2021	$11.96	$0.16	$4.91	$5.07	$(0.15)	$(0.26)	$—	$(0.41)	$16.62	43.19%†	$100,933	0.68%		0.90%		1.00%	106%

2020	11.44	—	0.52	0.52	—	—	—	—	11.96	4.55†	2,072	0.70	*	1.02	*	0.08 *	69 **

Westwood Quality SmallCap Fund (C)

Institutional Shares

2021	$14.46	$0.18	$7.47	$7.65	$(0.12)	$—	$—	$(0.12)	$21.99	53.07%†	$586,435	0.92%		1.09%		0.90%	58%

2020	16.97	0.12	(2.45)	(2.33)	(0.12)	(0.06)	—	(0.18)	14.46	(13.90)†	357,901	0.99		1.16		0.81	67

2019	16.76	0.11	1.10	1.21	(0.12)	(0.88)	—	(1.00)	16.97	8.65	418,949	0.99		1.11		0.66	64

2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)	—	(1.26)	16.76	(2.28)†	341,713	0.99		1.08		0.58	50

2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71†	234,321	1.10		1.10		0.42	56

A Class Shares (commenced operations on September 3, 2019)

2021	$14.44	$0.16	$7.45	$7.61	$(0.11)	$—	$—	$(0.11)	$21.94	52.90%†	$1,470	1.04%		1.22%		0.77%	58%

2020	16.99	0.08	(2.43)	(2.35)	(0.14)	(0.06)	—	(0.20)	14.44	(14.04)†	881	1.09		1.28		0.55	67

2019	15.78	(0.02)	1.23	1.21	—	—	—	—	16.99	7.67	96	1.08	*	1.30	*	(0.90)*	64 **

C Class Shares (commenced operations on September 3, 2019)

2021	$14.34	$(0.01)	$7.44	$7.43	$(0.02)	$—	$—	$(0.02)	$21.75	51.81%†	$849	1.79%		1.97%		(0.04)%	58%

2020	16.98	(0.01)	(2.45)	(2.46)	(0.12)	(0.06)	—	(0.18)	14.34	(14.67)†	186	1.84		2.02		(0.08)	67

2019	15.78	(0.04)	1.24	1.20	—	—	—	—	16.98	7.60	51	1.79	*	2.05	*	(1.67)*	64 **

Ultra Shares (commenced operations on March 31, 2020) #

2021	$14.47	$0.20	$7.48	$7.68	$(0.14)	$—	$—	$(0.14)	$22.01	53.29%†	$506,444	0.79%		0.97%		0.95%	58%

2020	11.72	0.05	2.70	2.75	—	—	—	—	14.47	23.46†	151,903	0.81	*	1.10	*	0.63 *	67 **

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE

Westwood Income Opportunity Fund

Institutional Shares

2021	$12.84	$0.23	$1.90	$2.13	$(0.50)	$(0.55)	$—	$(1.05)	$13.92	17.21	%†	$814,633	0.85%		0.86%	1.68%	82%

2020	15.89	0.22	0.34	0.56	(0.20)	(3.41)	—	(3.61)	12.84	4.59		662,612	0.89		0.89	1.69	111

2019	15.31	0.32	1.25	1.57	(0.36)	(0.63)	—	(0.99)	15.89	10.99		1,056,504	0.85		0.85	2.08	66

2018	15.72	0.28	(0.11)	0.17	(0.28)	(0.30)	—	(0.58)	15.31	1.04		2,408,695	0.83		0.83	1.80	42

2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)	—	(0.30)	15.72	9.98		2,584,805	0.83		0.83	1.72	34

A Class Shares

2021	$12.83	$0.20	$1.88	$2.08	$(0.46)	$(0.55)	$—	$(1.01)	$13.90	16.86	%†	$62,614	1.10%		1.11%	1.44%	82%

2020	15.88	0.18	0.34	0.52	(0.16)	(3.41)	—	(3.57)	12.83	4.34		48,051	1.14		1.14	1.43	111

2019	15.30	0.28	1.25	1.53	(0.32)	(0.63)	—	(0.95)	15.88	10.71		64,450	1.10		1.10	1.86	66

2018	15.71	0.24	(0.11)	0.13	(0.24)	(0.30)	—	(0.54)	15.30	0.78		74,510	1.08		1.08	1.56	42

2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)	—	(0.26)	15.71	9.71		98,976	1.08		1.08	1.45	34

C Class Shares (commenced operations on September 3, 2019)

2021	$12.79	$0.10	$1.88	$1.98	$(0.38)	$(0.55)	$—	$(0.93)	$13.84	16.03	%†	$13,323	1.85%		1.86%	0.70%	82%

2020	15.88	0.06	0.36	0.42	(0.10)	(3.41)	—	(3.51)	12.79	3.52		4,453	1.90		1.90	0.48	111

2019	15.77	0.03	0.16	0.19	(0.08)	—	—	(0.08)	15.88	1.23		273	1.90	*	1.90 *	1.11 *	66 **

Westwood High Income Fund ‡‡

Institutional Shares

2021	$9.55	$0.35	$1.14	$1.49	$(0.37)	$—	$—	$(0.37)	$10.67	15.69	%†	$94,360	0.80%		0.96%	3.37%	67%

2020	9.25	0.35	0.29	0.64	(0.34)	—	—	(0.34)	9.55	7.14	†	72,914	0.27		0.59	3.78	130

2019	9.12	0.41	0.15	0.56	(0.43)	—	—	(0.43)	9.25	6.25		65,168	0.80		1.05	4.48	59

2018	9.37	0.42	(0.24)	0.18	(0.43)	—	—	(0.43)	9.12	1.92	†	64,926	0.80		1.02	4.57	37

2017	9.31	0.42	0.06	0.48	(0.42)	—	—	(0.42)	9.37	5.27	†	77,595	0.80		1.01	4.51	71

A Class Shares

2021	$9.60	$0.33	$1.13	$1.46	$(0.34)	$—	$—	$(0.34)	$10.72	15.34	%†	$1,623	1.05%		1.21%	3.05%	67%

2020	9.29	0.34	0.29	0.63	(0.32)	—	—	(0.32)	9.60	7.01	†	320	0.48		0.82	3.61	130

2019	9.15	0.39	0.14	0.53	(0.39)	—	—	(0.39)	9.29	5.93		46	1.05		1.34	4.20	59

2018	9.37	0.40	(0.23)	0.17	(0.39)	—	—	(0.39)	9.15	1.91	†	31	1.05		1.26	4.26	37

2017	9.31	0.40	0.06	0.46	(0.40)	—	—	(0.40)	9.37	5.01	†	596	1.05		1.26	4.25	71

C Class Shares(commenced operations on March 31, 2020)

2021	$9.55	$0.22	$1.28	$1.50	$(0.30)	$—	$—	$(0.30)	$10.75	15.77%		$104	1.80%		1.98%	2.03%	67%

2020	8.23	0.24	1.28	1.52	(0.20)	—	—	(0.20)	9.55	18.51		—	0.02	*	0.03 *	4.46 *	130 **

Westwood Alternative Income Fund ‡‡‡

Institutional Shares

2021	$10.47	$0.16	$0.49	$0.65	$(0.10)	$—	$—	$(0.10)	$11.02	6.19	%†	$53,734	0.96%		1.21%	1.45%	125%

2020	10.25	0.18	0.46	0.64	(0.10)	(0.32)	—	(0.42)	10.47	6.44	†	22,772	0.90		1.40	1.79	137

2019	9.82	0.23	0.41	0.64	(0.21)	—	—	(0.21)	10.25	6.57		7,121	1.15	(2)	1.47	2.33	106

2018	10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)	(0.19)	9.82	(1.09	)†	6,193	1.22	(3)	1.62	1.85	88

2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(4)	2.15	1.69	80

A Class Shares (commenced operations on March 31, 2020)

2021	$10.46	$0.14	$0.48	$0.62	$(0.08)	$—	$—	$(0.08)	$11.00	5.97	%†	$68	1.11%		1.38%	1.32%	125%

2020	9.78	0.10	0.62	0.72	(0.04)	—	—	(0.04)	10.46	7.35	†	28	1.15	*	1.67 *	1.61 *	137 **

Ultra Shares

2021	$10.47	$0.17	$0.48	$0.65	$(0.10)	$—	$—	$(0.10)	$11.02	6.26	%†	$128,329	0.85%		1.12%	1.53%	125%

2020	10.25	0.19	0.46	0.65	(0.11)	(0.32)	—	(0.43)	10.47	6.54	†	86,386	0.87		1.40	1.86	137

2019	9.82	0.24	0.41	0.65	(0.22)	—	—	(0.22)	10.25	6.64		31,553	1.08	(2)	1.39	2.39	106

2018	10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)	(0.21)	9.82	(1.02	)†	27,312	1.12	(3)	1.52	1.96	88

2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(4)	1.96	1.87	80

C Class Shares (commenced operations on March 31, 2020)

2021	$10.46	$0.06	$0.50	$0.56	$(0.01)	$—	$—	$(0.01)	$11.01	5.39	%†	$40	1.83%		2.13%	0.56%	125%

2020	9.78	0.05	0.65	0.70	(0.02)	—	—	(0.02)	10.46	7.21	†	149	2.10	*	2.62 *	0.85 *	137 **

Amounts designated as “—” are $0 or have been rounded to $0.
*	Annualized.
**	Not Annualized.
^^	Calculation performed using average Shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

‡	Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.
‡‡	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.
‡‡‡	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.
#	Class name changed from Class Y Shares to Ultra Shares, effective November 2, 2020.
(A)	Effective March 1, 2021, Westwood LargeCap Fund was renamed as Westwood Quality Value Fund.
(B)	Effective March 1, 2021, Westwood SMIDCap Fund was renamed as Westwood Quality SMIDCap Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

(C)	Effective March 1, 2021, Westwood SmallCap Fund was renamed as Westwood Quality SmallCap Fund.
(1)

The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.
(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.
(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(5)	Year ended October 31, unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 39 funds. The financial statements herein are those of the Westwood Quality Value Fund (formerly, Westwood LargeCap Fund), Westwood Total Return Fund, Westwood Quality SMidCap Fund (formerly, Westwood SMIDCap Fund), Westwood Quality SmallCap Fund (formerly, Westwood SmallCap Fund), Westwood Income Opportunity Fund, Westwood High Income Fund and Westwood Alternative Income Fund (individually, the “Fund” and collectively the “Funds”).

Each of the Funds is classified as a “diversified” Fund under the 1940 Act. The Westwood Quality Value Fund, Westwood Quality SMidCap Fund and Westwood Quality SmallCap Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Total Return Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood High Income Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood Alternative Income Fund seeks to provide total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective November 2, 2020, Y Class Shares were redesignated as Ultra Class Shares. The share class name had no impact on the Fund’s operations or investment policy.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are valued daily by an independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for purchased options and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short as part of investment advisory fees in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense, if applicable in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

During the year ended October 31, 2021, the Westwood Alternative Income Fund did not engage in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker, if any, on the Statement of Assets and Liabilities. As of October 31, 2021, the Westwood Alternative Income Fund did not hold any short sales positions.

The Westwood Alternative Income Fund had prime brokerage borrowings throughout the year ended October 31, 2021 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$201,751	$153,996	1.09%	$205

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Alternative Income Fund and Westwood Total Return Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations and other assets and liabilities denominated in foreign currencies on the Statement of Operations represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gain (loss) during the year are presented as net realized gain (loss) and net change in unrealized appreciation (depreciation) on forward foreign currency contracts on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward foreign currency contracts, refer to the Schedule of Investments.

For the year ended October 31, 2021, the average notional amount of forward currency contracts held were as follows:

Average Quarterly Notional Contracts Purchased	$1,991,792

Average Quarterly Notional Contracts Sold	$2,332,793

Futures Contracts — The Westwood Alternative Income Fund held futures contracts during the year ended October 31, 2021. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contracts.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Schedule of Investments for details regarding open futures contracts as of October 31, 2021.

As of October 31, 2021, the Westwood Alternative Income Fund had open futures contracts.

For the year ended October 31, 2021, the average notional amount of futures contracts held were as follows:

Average Quarterly Notional Balance Short	$1,015,183

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2021 the Westwood Alternative Income Fund had open purchased option positions.

For the year ended October 31, 2021, the average notional balances for purchased and written options were as follows:

Average Quarterly Notional Balance for Purchased Options	$144,095

Average Quarterly Notional Balance for Written Options	$30,243

Master Limited Partnerships (MLPs) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing member and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing the Funds’ interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements, securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of October 31, 2021, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2021, the Westwood Alternative Income Fund’s swap contracts were with one counterparty.

For the year ended October 31, 2021, the average notional balances for swap contracts were as follows:

Average Quarterly Notional Balance for Swap Contracts - Payable	$111,008,524

Average Quarterly Notional Balance for Swap Contracts - Receivable	$110,292,068

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood Quality Value Fund, Westwood Total Return Fund, Westwood Quality SMidCap Fund and Westwood Quality SmallCap Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund and Westwood Alternative Income Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood High Income Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

The Fair Value of derivative instruments as of October 31, 2021, was as follows:

	Asset Derivatives October 31, 2021 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives October 31, 2021 Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Westwood Alternative Income Fund
Interest Rate Contracts	Unrealized Gain on Futures	$22,909*	Unrealized Loss on Futures	$—
Equity Contracts	Purchased Options, at Value	36,000	Written Options, at Value	—
	Unrealized Gain on Swap Contracts	2,502,190†	Unrealized Loss on Swap Contracts	4,271,022†
Credit Contracts	Unrealized Gain on Swap Contracts	274,010†	Unrealized Loss on Swap Contracts	348,717†

Total Derivatives not accounted for as hedging instruments		$2,835,109		$4,619,739

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Alternative Income Fund
Foreign Exchange
Contracts	$(117,901)	$(1,982)	$—	$—	$—	$(119,883)
Interest Rate Contracts	—	(12,585)	—	—	—	(12,585)
Equity Contracts	—	—	(1,224,146)	164,119	(10,008,667)	(11,068,694)
Credit Contracts	—	—	—	—	—	—

Total	$(117,901)	$(14,567)	$(1,224,146)	$164,119	$(10,008,667)	$(11,201,162)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total
Westwood Alternative Income Fund
Foreign Exchange Contracts	$9,417	$(10,990)	$—	$—	$—	$(1,573)
Interest Rate Contracts	—	22,909	—	—	—	22,909
Equity Contracts	—	—	(35,422)	—	(4,093,662)	(4,129,084)
Credit Contracts	—	—	—	—	207,245	207,245

Total	$9,417	$11,919	$(35,422)	$—	$(3,886,417)	$(3,900,503)

4. Offsetting Assets and Liabilities:

The Westwood Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Westwood Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Westwood Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Westwood Alternative Income Fund as of October 31, 2021:

	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposure(1)

BNP Paribas	$—	$ 2,776,200	$ 2,776,200	$—	$(4,619,739)	$(4,619,739)	$(1,843,539)	$1,843,539	$ —

(1) Net Exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement. The Westwood Quality Value Fund, Westwood Total Return Fund, Westwood Income Opportunity Fund, Westwood Quality SmallCap Fund, Westwood High Income Fund and Westwood Alternative Income Fund have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A and Class C Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% and 1.00% of the average daily net assets of each Fund’s Class A and Class C Shares, respectively.

The Westwood Alternative Income Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood High Income Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.19% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood Quality SMidCap Fund and the Westwood Quality SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets of the Funds’ Institutional Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2021, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality SmallCap Fund (Ultra Shares) and Westwood Alternative Income Fund incurred $421,320, $645,458, $4,239 and $40,026, respectively, of shareholder servicing fees for the Institutional Shares (unless otherwise noted) or an effective rate of 0.20%, 0.12%, 0.00% and 0.10%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For Westwood Quality Value Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund and Westwood Income Opportunity Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation”, “Ultra Class Expense Limitation”, and “C Class Expense Limitation”). For Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding investment advisory fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation” , “Ultra Class Expense Limitation” and the “C Class Expense Limitation”). The contractual waivers for the following Funds are in place through February 28, 2022:

	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation

Westwood Quality Value Fund
	0.60%	0.65%	0.90%	N/A	1.65%
Westwood Total Return Fund
	0.50%(1)	0.05%	0.30%	N/A	1.05%
Westwood Quality SMidCap Fund
	0.75%	0.88%	N/A	0.68%	N/A
Westwood Quality SmallCap Fund
	0.85%	0.99%	1.04%	0.79%(4)	1.79%
Westwood Income Opportunity Fund
	0.75%	0.84%(5)	1.09%(5)	N/A	1.84%(5)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Advisory Fee		Institutional Class Expense Limitation	A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation

Westwood High Income Fund
	0.38	%(2)	0.29%	0.35%	N/A	1.10%
Westwood Alternative Income Fund
	0.53	%(3)	0.14%	0.24%	0.00%	0.99%

(1) The management fees consist of a base fee (the “Base Fee”) at an annualized rate of 0.50% of the Fund’s average daily net assets. The Index Hurdle is the Blended 60/40 S&P 500 Index/Bloomberg U.S. Aggregate Bond Index plus 1.00%. The performance adjustment (the “Performance Adjustment”) is calculated according to a schedule that adds or subtracts 0.0020% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the performance period (the “Performance Period”). The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(2) The management fees consist of a Base Fee at an annualized rate of 0.38% of the Fund’s average daily net assets. The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg U.S. Aggregate Bond Index/S&P 500 Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(3) The management fees consist of a Base Fee at an annualized rate of 0.53% of the Fund’s average daily net assets. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

(4) Prior to November 2, 2020, the expense cap for Ultra Shares was 0.84%.

(5) Prior to April 22, 2021, the expense cap was 0.90% for Institutional Shares, 1.15% for A Class Shares and 1.90% for C Class Shares. The contractual fee waivers are in effect until April 30, 2022.

N/A – Not applicable.

In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of the Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser is entitled to a management fee, which consists of a Base Fee and a positive or negative Performance Adjustment based on whether, and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year. For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period. The Base Fee and Performance Adjustment for the Funds discussed above are a part of the investment advisory fees in the Statements of Operations.

The Adviser may seek reimbursement for investment advisory fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the investment advisory fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

At October 31, 2021, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood Quality Value Fund	Westwood Total Return Fund	Westwood Quality SMidCap Fund	Westwood Quality SmallCap Fund

10/31/18 -	2022	$186,247	$75,819	$298,875	$449,204
10/31/19
10/31/19-	2023	240,915	207,589	294,660	768,808
10/31/20
10/31/20 -	2024	210,479	190,536	626,791	1,536,584
10/31/21

		$637,641	$473,944	$1,220,326	$2,754,596

Fiscal Year	Subject to Repayment until October 31:	Westwood Income Opportunity Fund	Westwood High Income Fund	Westwood Alternative Income Fund

10/31/18 -	2022	$-	$151,424	$106,271
10/31/19
10/31/19-	2023	-	210,214	342,351
10/31/20
10/31/20 -	2024	105,982	137,884	378,777
10/31/21

		$105,982	$499,522	$827,399

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities and in-kinds, for the year ended October 31, 2021, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood Quality Value Fund	131,785,421	173,942,774	—	—
Westwood Total Return Fund	95,495,210	68,132,300	15,580,964	9,342,181
Westwood Quality SMidCap Fund	385,361,994	288,853,275	—	—
Westwood Quality SmallCap Fund	809,244,800	509,668,812	—	—
Westwood Income Opportunity Fund	606,213,428	557,216,513	126,404,716	102,581,913
Westwood High Income Fund	62,120,832	48,890,045	3,790,010	6,122,780
Westwood Alternative Income Fund*	230,831,625	163,640,240	2,997,188	—

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $488,515 and $524,847, respectively, for the year ended October 31, 2021.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publically traded partnerships, deemed distributions, net operating loss, perpetual bond adjustments, investments in swaps, paydown gain (loss), contingent debt adjustment and distribution reclassification. The permanent differences that are credited or charged to Paid in Capital and distributable earnings as of October 31, 2021 are primarily related to utilization of earnings and profits on shareholder redemptions, in-kind redemption gain/loss and non-deductible partnership expenses.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Distributable Earnings/
	(Loss)	Paid-in Capital
Westwood Quality Value Fund	$ (2,914,704)	$ 2,914,704
Westwood Total Return Fund	(736,606)	736,606
Westwood Quality SmallCap Fund	(6,157,186)	6,157,186
Westwood Income Opportunity Fund	(9,412,672)	9,412,672
Westwood High Income Fund	146	(146)
Westwood Alternative Income Fund	(439,623)	439,623

These reclassifications had no impact on the net assets or net values of the Fund.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

		Long-Term Capital
	Ordinary Income	Gain	Return of Capital	Total
Westwood Quality Value Fund
2021	$2,548,171	$8,669,954	$—	$11,218,125
2020	3,807,646	7,169,852	—	10,977,498
Westwood Total Return Fund
2021	4,414,961	319,567	—	4,734,528
2020	689,986	839,399	—	1,529,385
Westwood Quality SMidCap Fund
2021	1,918,171	3,592,035	—	5,510,206
2020	1,645,424	19,512,974	—	21,158,398
Westwood Quality SmallCap Fund
2021	4,593,002	—	—	4,593,002
2020	2,487,562	1,890,956	—	4,378,518
Westwood Income Opportunity Fund
2021	29,561,680	31,259,352	—	60,821,032
2020	11,495,565	199,489,527	—	210,985,092
Westwood High Income Fund
2021	3,007,075	—	—	3,007,075
2020	2,406,442	—	—	2,406,442
Westwood Alternative Income Fund
2021	1,462,671	—	—	1,462,671
2020	1,546,501	311,092	—	1,857,593

As of October 31, 2021, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed	Undistributed	Capital	Unrealized	Other	Total Distributable
	Ordinary	Long-Term	Loss	Appreciation/	Temporary	Earnings/
	Income	Capital Gain	Carryforwards	(Depreciation)	Differences	(Accumulated Losses)

Westwood Quality Value Fund	$7,778,589	$31,246,584	$—	$56,775,063	$(11)	$95,800,225
Westwood Total Return Fund	4,485,760	4,493,666	—	21,856,174	4,373	30,839,973
Westwood Quality SMidCap Fund	19,328,141	28,952,647	—	52,920,987	(18)	101,201,757
Westwood Quality SmallCap Fund	32,029,451	14,951,567	—	235,235,682	211	282,216,911
Westwood Income Opportunity Fund	33,888,906	40,017,960	—	108,875,440	393,789	183,176,095
Westwood High Income Fund	3,073	—	(9,980,660)	4,775,345	(10)	(5,202,252)
Westwood Alternative Income Fund	2,000,690	465,370	—	10,790,018	(3,404,932)	9,851,146

Other temporary differences primarily consist of straddle loss deferral, contingent debt adjustment and perpetual bond.

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains.

Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood High Income Fund	$—	$9,980,660	$9,980,660

During the year ended October 31, 2021, the Westwood Quality SmallCap Fund and the Westwood High Income Fund utilized $14,307,554 and $6,335,671 of capital loss carryforwards, respectively, to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, constructive dividend income and partnership adjustments.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2021, were as follows:

		Aggregate	Aggregate
	Federal	Gross	Gross	Net
	Tax	Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Westwood Quality Value Fund	$150,806,013	$59,076,453	$(2,301,390)	$56,775,063
Westwood Total Return Fund	122,352,495	22,954,392	(1,098,218)	21,856,174
Westwood Quality SMidCap Fund	285,980,844	59,357,403	(6,436,416)	52,920,987
Westwood Quality SmallCap Fund	863,742,232	257,108,988	(21,873,306)	235,235,682
Westwood Income Opportunity Fund	777,800,812	116,874,504	(7,999,064)	108,875,440
Westwood High Income Fund	92,027,908	5,575,881	(800,536)	4,775,345
Westwood Alternative Income Fund	170,780,093	13,256,427	(2,466,409)	10,790,018

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2021, the net assets of the Westwood Alternative Income Fund was substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Alternative Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Alternative Income Fund invests all of its net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Alternative Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. In-Kind Transactions:

During the year ended October 31, 2021, the Quality Value Fund issued shares of beneficial interest in exchange for securities and the Westwood Income Opportunity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

	Transaction Date	Shares Issued/ (Redeemed)	Securities at Value	Cash	Total	Realized Gain
Westwood Quality Value Fund	06/30/2021	$1,175,620	$16,314,560	$778,960	$17,093,520	$-
Westwood Income Opportunity Fund	04/20/2021	(1,578,769)	20,162,864	1,403,118	21,565,982	2,878,054

13. Other:

At October 31, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood Quality Value Fund, Institutional Shares	3	60%
Westwood Quality Value Fund, A Class Shares	2	40%
Westwood Quality Value Fund, C Class Shares	1	100%
Westwood Total Return Fund, Institutional Shares	1	90%
Westwood Total Return Fund, A Class Shares	1	95%
Westwood Total Return Fund, C Class Shares	1	100%
Westwood Quality SMidCap Fund, Institutional Shares	3	84%
Westwood Quality SMidCap Fund, Ultra Shares	1	91%
Westwood Quality SmallCap Fund, Institutional Shares	2	52%
Westwood Quality SmallCap Fund, A Class Shares	3	77%
Westwood Quality SmallCap Fund, C Class Shares	2	69%
Westwood Quality SmallCap Fund, Ultra Shares	1	50%
Westwood Income Opportunity Fund, Institutional Shares	2	34%
Westwood Income Opportunity Fund, A Class Shares	2	37%
Westwood Income Opportunity Fund, C Class Shares	2	90%
Westwood High Income Fund, Institutional Class Shares	1	81%
Westwood High Income Fund, A Class Shares	3	94%
Westwood High Income Fund, C Class Shares	1	100%
Westwood Alternative Income Fund, Institutional Shares	4	90%
Westwood Alternative Income Fund, Ultra Shares	1	100%
Westwood Alternative Income Fund, A Class Shares	3	100%
Westwood Alternative Income Fund, C Class Shares	1	100%

14. Subsequent Events:

The Funds were acquired by, and reorganized into, the Ultimus Managers Trust on November 1, 2021, pursuant to an Agreement and Plan of Reorganization dated August 9, 2021. As of November 1, 2021, Ultimus Fund Solutions, LLC serves as the Funds’ administrator.

The Funds have evaluated the need for additional disclosures other than what was disclosed in the previous paragraph and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

Westwood Quality Value Fund (previously Westwood LargeCap Value Fund), Westwood Total Return Fund, Westwood Quality SMidCap Fund(previously Westwood SMidCap Fund), Westwood Quality SmallCap Fund (previously Westwood SmallCap Fund), Westwood Income Opportunity Fund, Westwood High Income Fund and Westwood Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Westwood Quality Value Fund (previously Westwood LargeCap Value Fund), Westwood Total Return Fund, Westwood Quality SMidCap Fund(previously Westwood SMidCap Fund), Westwood Quality SmallCap Fund(previously Westwood SmallCap Fund), Westwood Income Opportunity Fund, Westwood High Income Fund and Westwood Alternative Income Fund (collectively referred to as the “Funds”) (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Westwood Management Corp. investment companies since 2006.

Philadelphia, Pennsylvania

December 29, 2021

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 - October 31, 2021).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood Quality Value Fund, Institutional Shares	$1,000.00	$1,078.90	0.65%	$3.40
Westwood Quality Value Fund, A Class Shares	1,000.00	1,077.70	0.90	4.71
Westwood Quality Value Fund, C Class Shares	1,000.00	1,072.70	1.77	9.23
Westwood Total Return Fund, Institutional Shares	1,000.00	1,048.20	0.35	1.81
Westwood Total Return Fund, A Class Shares	1,000.00	1,046.90	0.64	3.31
Westwood Total Return Fund, C Class Shares	1,000.00	1,043.50	1.33	6.87
Westwood Quality SMidCap Fund, Institutional Shares	1,000.00	1,044.60	0.88	4.53
Westwood Quality SMidCap Fund, Ultra Shares	1,000.00	1,045.90	0.68	3.51
Westwood Quality SmallCap Fund, Institutional Shares	1,000.00	1,016.60	0.89	4.52
Westwood Quality SmallCap Fund, A Class Shares	1,000.00	1,015.70	1.04	5.28
Westwood Quality SmallCap Fund, Ultra Shares	1,000.00	1,017.10	0.79	4.03
Westwood Quality SmallCap Fund, C Class Shares	1,000.00	1,012.60	1.79	9.08
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,012.80	0.84	4.26
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,011.60	1.09	5.53
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,007.60	1.84	9.31
Westwood High Income Fund, Institutional Shares	1,000.00	1,022.40	0.80	4.08
Westwood High Income Fund, A Class Shares	1,000.00	1,020.10	1.05	5.35
Westwood High Income Fund, C Class Shares	1,000.00	1,017.70	1.79	9.12
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,014.50	0.95	4.85
Westwood Alternative Income Fund, A Class Shares	1,000.00	1,013.60	1.09	5.51
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,015.00	0.85	4.33
Westwood Alternative Income Fund, C Class Shares	1,000.00	1,011.90	1.80	9.11
Hypothetical 5% Return
Westwood Quality Value Fund, Institutional Shares	1,000.00	1,021.93	0.65	3.31
Westwood Quality Value Fund, A Class Shares	1,000.00	1,020.67	0.90	4.58
Westwood Quality Value Fund, C Class Shares	1,000.00	1,016.30	1.77	8.98
Westwood Total Return Fund, Institutional Shares	1,000.00	1,023.44	0.35	1.79
Westwood Total Return Fund, A Class Shares	1,000.00	1,021.97	0.64	3.27
Westwood Total Return Fund, C Class Shares	1,000.00	1,018.48	1.33	6.78
Westwood Quality SMidCap Fund, Institutional Shares	1,000.00	1,020.77	0.88	4.48
Westwood Quality SMidCap Fund, Ultra Shares	1,000.00	1,021.78	0.68	3.46
Westwood Quality SmallCap Fund, Institutional Shares	1,000.00	1,020.72	0.89	4.53
Westwood Quality SmallCap Fund, A Class Shares	1,000.00	1,019.96	1.04	5.29
Westwood Quality SmallCap Fund, Ultra Shares	1,000.00	1,021.21	0.79	4.04
Westwood Quality SmallCap Fund, C Class Shares	1,000.00	1,016.18	1.79	9.10
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.97	0.84	4.28
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.71	1.09	5.55
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,015.93	1.84	9.35
Westwood High Income Fund, Institutional Shares	1,000.00	1,021.17	0.80	4.08
Westwood High Income Fund, A Class Shares	1,000.00	1,019.91	1.05	5.35
Westwood High Income Fund, C Class Shares	1,000.00	1,016.16	1.79	9.12
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,020.39	0.95	4.86
Westwood Alternative Income Fund, A Class Shares	1,000.00	1,019.73	1.09	5.53
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,020.91	0.85	4.34
Westwood Alternative Income Fund, C Class Shares	1,000.00	1,016.15	1.80	9.13

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act (the “Rule”), the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator. The Program Administrator further reported on the Form N-LIQUIDs that had been filed in May 2020 because the Westwood SmallCap Fund’s illiquid investment holdings exceeded and then later returned below 15% of its net assets. In this regard, the report explained that the 15% limitation was breached primarily because (i) the methodology used by the Program Administrator’s liquidity classification vendor changed, and (ii) the Program Administrator used a security’s full position size when classifying the liquidity of investments under the Program. After review and evaluation, the Program Administrator reduced the Funds’ reasonably anticipated trading size (“RATS”), which returned the Westwood SmallCap Fund’s illiquid holdings below 15% of its net assets. The report confirmed that the Program functioned appropriately under the new RATS levels during the reporting period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2021.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INTERESTED TRUSTEES[3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 39 funds in The Advisors’ Inner Circle Fund.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (inhouse) for State Street Bank from 1995 to 2003.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 39 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.	None.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.	None.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) and Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS (continued)

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short- Term Capital Gain (5)	Foreign Tax Credit(6)	Qualifying Business Income (7)
Westwood Quality Value Fund	0.00%	78.49%	21.51%	100.00%	86.96%	87.63%	0.00%	0.00%	100.00%	0.00%	0.00%
Westwood Total Return Fund	0.00%	12.71%	87.29%	100.00%	13.68%	14.32%	1.74%	16.37%	100.00%	0.00%	1.29%
Westwood Quality SMidCap Fund	0.00%	65.19%	34.81%	100.00%	69.96%	70.27%	0.00%	0.00%	0.00%	0.00%	0.00%
Westwood Quality SmallCap Fund	0.00%	21.24%	78.76%	100.00%	58.06%	26.82%	0.00%	0.00%	100.00%	0.00%	0.00%
Westwood Income Opportunity Fund	0.00%	51.77%	48.23%	100.00%	19.09%	20.31%	1.10%	20.37%	100.00%	0.00%	2.13%
Westwood High Income Fund	0.00%	0.00%	100.00%	100.00%	12.00%	13.33%	0.90%	83.04%	0.00%	0.00%	0.16%
Westwood Alternative Income Fund	0.00%	4.36%	95.64%	100.00%	0.00%	0.00%	0.00%	44.14%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the above Westwood Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” which is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” which is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2021.
(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The Advisors’ Inner Circle Fund	Westwood Funds

SHAREHOLDER VOTING RESULTS (Unaudited)

A special Meeting of the Shareholders of the Westwood Funds was held on October 26, 2021 for the purpose of approving the Agreements and Plans of Reorganization of the Westwood Funds into newly created series of the Ultimus Managers Trust. The results of the voting are as follows:

WESTWOOD QUALITY VALUE FUND

Proposal 1: To approve the Agreement and Plan of Reorganization (the “Plan”), which provides for the reorganization of the Westwood Quality Value Fund into the Westwood Quality Value Fund, a newly created series of Ultimus Managers Trust (“UMT”).

Shares represented for quorum purposes: 7,908,994 - 58.53%

FOR: 6,997,950 - 88.48%

AGAINST: 70,773 - 0.89%

ABSTAIN: 840,271 -10.62%

WESTWOOD QUALITY SMIDCAP FUND

Proposal 2: To approve the Plan, which provides for the reorganization of the Westwood Quality SMidCap Fund into the Westwood Quality SMidCap Fund, a newly created series of UMT.

Shares represented for quorum purposes: 10,502,597 - 50.02%

FOR: 9,718,099 - 92.53%

AGAINST: 543,692 - 5.18%

ABSTAIN: 240,806 - 2.29%

WESTWOOD QULITY SMALLCAP FUND

Proposal 3: To approve the Plan, which provides for the reorganization of the Westwood Quality SmallCap Fund into the Westwood Quality SmallCap Fund, a newly created series of UMT.

Shares represented for quorum purposes: 50,624,026 - 52.89%

FOR: 19,567,635 - 73.08%

AGAINST: 188,284 - 0.70%

ABSTAIN: 4,082,986 - 15.75%

Present but not Voted: 2,803,508 -10.47%

WESTWOOD INCOME OPPORTUNITY FUND

Proposal 4: To approve the Plan, which provides for the reorganization of the Westwood Income Opportunity Fund into the Westwood Income Opportunity Fund, a newly created series of UMT.

Shares represented for quorum purposes: 32,065,366 - 50.88%

FOR: 27,824,337 - 86.77%

AGAINST: 158,043 - 0.49%

ABSTAIN: 4,082,986 - 12.73%

WESTWOOD HIGH INCOME FUND

Proposal 5: To approve the Plan, which provides for the reorganization of the Westwood High Income Fund into the Westwood High Income Fund, a newly created series of UMT.

Shares represented for quorum purposes: 6,969,684 - 84.13%

FOR: 6,954,239 - 99.78%

AGAINST: 5,915 - 0.08%

ABSTAIN: 9,530 - 0.14%

WESTWOOD ALTERNATIVE INCOME FUND

Proposal 6: To approve the Plan, which provides for the reorganization of the Westwood Alternative Income Fund into the Westwood Alternative Income Fund, a newly created series of UMT.

Shares represented for quorum purposes: 11,359,447 - 78.09%

FOR: 11,295,839 - 99.44%

AGAINST: 14,351 - 0.13%

ABSTAIN: 49,257 - 0.43%

The Advisors’ Inner Circle Fund	Westwood Funds

WESTWOOD TOTAL RETURN FUND

Proposal 7: To approve the Plan, which provides for the reorganization of the Westwood Total Return Fund into the Westwood Total Return Fund, a newly created series of UMT.

Shares represented for quorum purposes: 16,315,140 - 87.05%

FOR: 16,272,677 - 99.74%

AGAINST: 8,751 - 0.05%

ABSTAIN: 33,712 - 0.21%

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, TX 75201

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-AR-001-1600

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021					2020
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400		None	None		$104,400		None	None
(b)	Audit-Related Fees	None		None	None		None		None	None
(c)	Tax Fees	$10,000	(2)	None	$150,670	(5)	$10,000	(2)	None	$88,304
(d)	All Other Fees	None		None	$385,179	(6)	None		None	$376,378

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$719,590	None	None	$766,250		None	None
(b)	Audit-Related Fees	None	None	None	None		None	None
(c)	Tax Fees	None	None	None	$970	(3)	None	None
(d)	All Other Fees	None	None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	None	None	None	$69,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$24,150	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$77,300	None	None	$95,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio.

(3)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(4)	Review and signing of federal and state income tax returns.

(5)	Tax compliance services provided to service affiliates of the funds.

(6)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $535,849 and $464,682 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $970 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $24,150 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022